UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12
CHINA HGS REAL ESTATE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 14, 2011

January 28, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of China HGS Real Estate Inc. (“China HGS,” “we” or “our”), to be held on March 14, 2011, at 10:00 a.m. China time, at our corporate offices located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000.

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement.  At the Annual Meeting, we will ask you to consider the following proposals:

•	to elect five directors;

•	to ratify the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2011;

•	to approve the annual option grants to the Independent Directors;

•	to adopt a non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”); and

•	to consider an advisory vote on the frequency of the Say on Pay Vote.

Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2010. We encourage you to read the Form 10-K. It includes our audited financial statements.

We are pleased to take advantage of the Securities and Exchange Commission rules allowing us to furnish proxy materials over the Internet. Please read the proxy statement for more information on this alternative, which we believe allows us to provide our shareholders with the information they need while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Shareholders of record as of January 10, 2011 may vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

Sincerely,
/s/ Xiaojun Zhu

Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 14, 2011

January 28, 2011

To the Shareholders of CHINA HGS REAL ESTATE INC.:

NOTICE IS HEREBY given that the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of China HGS Real Estate Inc. (the “China HGS”) will be held at our corporate offices located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000, on March 14, 2011 at 10:00 a.m. (China time) for the following purposes:

•	to elect Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen as directors;

•	to ratify the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2011;

•	to approve the annual option grants to the Independent Directors;

•	to adopt a non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”);

•	to consider an advisory vote on the frequency of the Say on Pay Vote; and

•	to transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

More information about these business items is described in the proxy statement accompanying this notice. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is counted at the meeting, please vote as soon as possible.

For the Board of Directors,
/s/ Xiaojun Zhu

Chairman of the Board

Hanzhong, China
January 28, 2011

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION CARD AS INSTRUCTED OR VOTE BY TELEPHONE OR USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

CHINA HGS REAL ESTATE INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To be held March 14, 2011

CHINA HGS REAL ESTATE INC.

PROXY STATEMENT FOR 2011 ANNUAL MEETING OF SHAREHOLDERS

GENERAL

These proxy materials are furnished to you for use at the Annual Meeting of Shareholders of China HGS (the “Annual Meeting”) to be held on March 14, 2011 at 10:00 a.m. (China time), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our offices located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000. Shareholders of record as of January 10, 2011 (the “Record Date”) are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

The Notice of Internet Availability (“Notice”) was first mailed to shareholders of record as of the Record Date, and these proxy solicitation materials combined with the Annual Report on Form 10-K for the fiscal year ended September 30, 2010, including financial statements, were first made available to you on the Internet, on or about January 28, 2011. Our principal executive offices are located at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000, and our telephone number is (212) 232-0120.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:      What is the purpose of the Annual Meeting?

A:      To vote on the following proposals:

•	to elect Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen as directors;

•	to ratify the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2011;

•	to approve the annual option grants to the Independent Directors;

•	to adopt a non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”);

•	to consider an advisory vote on the frequency of the Say on Pay Vote; and

•	to transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

Q:      What are the Board of Directors’ recommendations?

A:      The Board recommends a vote:

•	FOR the election of Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen as directors;

•	FOR the ratification of the appointment of Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2011;

•	FOR the approval of the annual option grants to the Independent Directors;

•	FOR the approval of the non-binding resolution to approve the compensation of our named executive officers; and

•	FOR THREE YEARS with respect to the frequency of a shareholder vote to approve the Say on Pay Vote.

Q:      Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:      Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our shareholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found on the Notice. In addition, the Notice provides information on how shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:      Who is entitled to vote at the meeting?

A:      Shareholders Entitled to Vote.  Shareholders who our records show owned shares of China HGS as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had a total of 45,050,000 shares of China HGS common stock (“Common Stock”) issued and outstanding, which were held of record by 382 shareholders and no shares of preferred stock were outstanding. Each share of Common Stock is entitled to one vote. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

Registered Shareholders.  If your shares are registered directly in your name with China HGS’s transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice was provided to you directly by China HGS. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Shareholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Q:      Can I attend the meeting in person?

A:      You are invited to attend the Annual Meeting if you are a registered shareholder or a street name shareholder as of the Record Date. In addition, you must also present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

Q:      How can I get electronic access to the proxy materials?

A:      The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on the Internet; and

•	Request us to send our future proxy materials to you by mail or by email.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of our annual shareholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Q:      How can I vote my shares?

A:      Registered Shareholders:  Registered shareholders may vote in person at the Annual Meeting or by one of the following methods:

•	By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;

•	By Telephone. Call the toll-free telephone number on the Notice and follow the recorded instructions; or

•	By Internet. Access China HGS’s secure website registration page through the Internet, as identified on the Notice, and follow the instructions.

Please note that the Internet and telephone voting facilities for registered shareholders will close at 11:59 PM Eastern Time on March 13, 2011.

Street Name Shareholders:  If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Street name shareholders may generally vote by one of the following methods:

By Mail.  If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person With a Proxy from the Record Holder.  A street name shareholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card provided to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:      If I submit a proxy, how will it be voted?

A:      When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:      Can I change my vote?

A:      You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise our Corporate Secretary at our principal executive office (6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting) or (iv) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted).

Q:      What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:      You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the record holder of the shares giving you the right to vote the shares.

Q:      What quorum is required for the Annual Meeting?

A:      At the Annual Meeting, the presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:      How are votes counted?

A:      Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the five director nominees and one vote on each other matter.

In the election of directors, the five nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. The proposals for the ratification of the independent registered public accounting firm, the approval of the annual option grants to the Independent Directors, the non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”), and the advisory vote on the frequency of the Say on Pay Vote requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner, such as the proposals related to the election of directors, and voting instructions are not given. In tabulating the voting results for the proposals related to the election of directors, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of proposals related to the election of directors, assuming that a quorum is obtained. Abstentions have the same effect as votes against any matter being voted on at the annual meeting.

Q:      Who will tabulate the votes?

A:      China HGS has designated a representative of The Laurel Hill Advisory Group, LLC as the Inspector of Election who will tabulate the votes.

Q:      Who is making this solicitation?

A:      This proxy is being solicited on behalf of China HGS’s Board of Directors.

Q:      Who pays for the proxy solicitation process?

A:      China HGS will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:      May I propose actions for consideration at next year’s annual meeting of shareholders or nominate individuals to serve as directors?

A:      You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC. In order for a shareholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2012 Annual Meeting of Shareholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than September 30, 2011.

Q:      What should I do if I get more than one proxy or voting instruction card?

A:      Shareholders may receive more than one set of voting materials, including multiple copies of the Notice, these proxy materials and multiple proxy cards or voting instruction cards. For example, shareholders who hold shares in more than one brokerage account may receive separate Notices for each brokerage account in which shares are held. Shareholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the Notices you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:      How do I obtain a separate set of proxy materials or request a single set for my household?

A:      We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each shareholder who participates in householding will continue to be able to access or receive a separate proxy card.

If you wish to receive a separate Notice, proxy statement or annual report at this time, please request the additional copy by contacting The Laurel Hill Advisory Group, LLC by telephone at (917) 338-3188, or by facsimile at (917) 338-3182. If any shareholders in your household wish to receive a separate annual report and a separate proxy statement in the future, they may call the Company’s transfer agent, Island Stock Transfer, by telephone at (727) 289-0010, or by facsimile at (727) 289-0069 or write to Island Stock Transfer at 100 Second Avenue South, Suite 705S, Saint Petersburg, FL, 33701. Other shareholders who have multiple accounts in their names or who share an address with other shareholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to our transfer agent as set forth above.

Q:      What if I have questions about lost stock certificates or need to change my mailing address?

A:      You may contact our transfer agent, Island Stock Transfer, by telephone at (727) 289-0010, or by facsimile at (727) 289-0069, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors is presently composed of five (5) members: Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen. Mr. Zhu serves as Chairman of the Board of Directors. The Board of Directors has determined that Gordon H. Silver, H. David Sherman, and Yuankai Wen are independent directors within the meaning set forth in the NASDAQ listing rules and as required by the rules and regulations of the SEC, as currently in effect. There are no family relationships between any director and an executive officer.

The Board of Directors held 3 meetings during fiscal year 2010, two of which were regularly scheduled meetings and two of which were special meetings. The Board also acted two times by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of our Board of Directors and the committees on which such director served during fiscal year 2010 and was eligible to attend.

Information about the Directors and Nominees

Set forth below is information regarding our directors and the nominees as of January 28, 2011:

Name	Age	Position	Director Since
Xiaojun Zhu	44	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors	2009
Shenghui Luo	42	Director	2010
Gordon H. Silver	63	Director	2010
H. David Sherman	62	Director	2010
Yuankai Wen	64	Director	2010

Xiaojun Zhu, the President, Chief Executive Officer, and Chairman of the Board of Directors of China HGS, began his entrepreneurial career in 1995 by creating a privately-run real estate company in Hanzhong, Shaanxi Province. With more than 20 years’ experience, Mr. Zhu is considered to be one of China’s most influential business leaders in the real estate industry. In October 2005, Mr. Zhu received the “Top 100 Management Elites in China’s Building Industry 2005” award by the Chinese Academy of Management Science. Mr. Zhu also received the “Innovative Shaanxi - Person of the Year 2007” award and the “Outstanding Socialism Builder of Shaanxi Province in 2008” award. In August 2009, Mr. Zhu joined China Agro as Chairman and Chief Executive Officer. In 2007, before joining China Agro, Mr. Zhu served as the Chairman and General Manager of Shaanxi Guangsha Investment and Development Group Co., Ltd. From 1995 to 2007, Mr. Zhu was the Chairman and General Manager of Hanzhong Guangsha Real Estate Development Co, Ltd., a real estate development company. From 1992 to 1995, prior to starting his own business, Mr. Zhu served as a Vice General Manager in the real estate-based subsidiary of Hanjiang Building Material Group Corporation. From 1985 to 1988, Mr. Zhu studied at Shaanxi Metallurgy College. As the founder of the Company, Mr. Zhu is acknowledged to be one of China's leading business executives in the real estate industry and is able to provide the Board with an understanding of the Company's business as well as provide expert perspective on industry trends and opportunities. Mr. Zhu's experience with the Company from its founding also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

Gordon H. Silver has served as a director since January 2010.  Since June 2006 Mr. Silver has been a Director of J.I. Kislak, Inc., a well-established private company which invests in, manages, and brokers the sale of commercial real estate properties located in Miami Lakes, Florida. He also previously served as a Managing Director and a Senior Managing Director of Putnam Investments from 1987 to April 2004, a mutual fund company in the United States, located in Boston, Massachusetts.  Mr. Silver received his MBA and Law degree from Harvard University in 1972, and a Bachelor of Arts degree in Government from Cornell University in 1968. Mr. Silver's years of experience in the investment world and in the management of a real estate management and investment firm have exposed him to a broad range of issues affecting businesses, including a number of businesses in our industry. In particular, Mr. Silver's experience provides the Board and management with knowledge and perspective on the Company's daily operating challenges.

H. David Sherman has served as a director since January 2010.  Mr. Sherman is a U.S. Certified Public Accountant. Since 1985, Mr. Sherman has been a Professor at Northeastern University, College of Business Administration.  Mr. Sherman was a Director and Chairman of the Audit Committee of China Growth Alliance, Ltd., a business acquisition company formed to acquire an operating business in China.  From 1997 through 2006, Mr. Sherman was also an Adjunct Professor at Tufts Medical School, Department of Public Health.  He also was an Academic Fellow at the Securities and Exchange Commission from 2004 through 2005.  Mr. Sherman received his Doctorate and MBA from Harvard Business School, and a Bachelor of Arts degree in Economics from Brandeis University. Mr. Sherman's experience as a U.S. Certified Public Accountant and his experience in other finance and audit committee roles have provided him with broad experience in finance including accounting and financial reporting. This experience has led our Board of Directors to determine that he is an "audit committee financial expert" as that term is defined in Item 407(d)(5) of Regulation S-K under the 1934 Act. In addition, as a former Academic Fellow at the Securities and Exchange Commission, he has expertise and a knowledge and understanding of SEC accounting and reporting issues.

Yuankai Wen has served as a director since January 2010.  Since 1998, Mr. Wen has served as the Chairman of Beijing Neolinde Management Training Center.  From 1997 to 1998, he was also the Chairman of Beijing Neolinde Management Consulting Co. From 1994 through 1997, Mr. Wen was a Vice President of Roosevelt China Investment Co., an investment firm. Mr. Wen received his Bachelors degree in Chemistry from Nanjing University. He was also a visiting scholar of Physical and Chemical Biology Institute, University of Paris in France. Mr. Wen's experience as Chairman of the Beijing Neolinde Management Graining Center and as Chairman of the Beijing Neolinde Management Consulting Co. has provided him with broad leadership and executive experience. Moreover, his management experience in China provides him with a perspective on Chinese business operations.

Shenghui Luo has served as a director since January 2010.  Ms. Luo joined Shaanxi Guangsha Investment and Development Group Co., Ltd., the Company’s subsidiary, in 1997.  From 2000 through March 2009, Ms. Luo served as Vice Director of the Finance Department of Shaanxi Guangsha Investment and Development Group Co., Ltd.  In March 2009, Ms. Luo was appointed a Manager of the Finance Department of Shaanxi Guangsha Investment and Development Group Co., Ltd. Ms. Luo received her Bachelors degree in Accounting from Shaanxi Finance College. As a result of Ms. Luo's service as a member of the Company's finance department, she developed an extensive understanding of the Company's business. In addition, her knowledge and experience in finance and accounting provides her with a broad understanding of the Company's financial reporting obligations both locally and in the U.S.

Committees of the Board of Directors

The Board of Directors has the following standing committees: Audit, Compensation, and Nominating and Corporate Governance. The Board of Directors has adopted written charters for each of these committees, copies of which are attached as Exhibits A-C, respectively. All members of the committees appointed by the Board of Directors are non-employee directors and the Board of Directors has determined that all such members are independent under the applicable rules and regulations of NASDAQ and the SEC, as currently in effect. In addition, all directors who served on a committee during any portion of fiscal year 2010 were independent under the applicable rules and regulations of NASDAQ and the SEC during such director’s period of service.

The following chart details the membership of each standing committee as of January 28, 2011 and the number of meetings each committee held in fiscal year 2010.

Name of Director	Audit	Compensation	Nominating & Corporate Governance
Gordon H. Silver(1)	M	M	C
H. David Sherman(1)	C	M	M
Yuankai Wen(1)	M	C	M
Number of Meetings in Fiscal 2010	1	--	--
M = Member
C = Chair
(1) On January 6, 2010, Messrs. Silver, Sherman and Wen became members of the Board of Directors, Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Audit Committee

The Audit Committee oversees our accounting, financial reporting and audit processes; appoints, determines the compensation of, and oversees, the independent registered public accountants; pre-approves audit and non-audit services provided by the independent registered public accountants; reviews the results and scope of audit and other services provided by the independent registered public accountants; reviews the accounting principles and practices and procedures used in preparing our financial statements; oversees the Company’s internal audit function; and reviews our internal controls.

The Audit Committee works closely with management and our independent registered public accountants. The Audit Committee also meets with our independent registered public accountants without members of management present, on a quarterly basis, following completion of our independent registered public accountants’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent registered public accountants to approve the annual scope and fees for the audit services to be performed.

The Board of Directors has determined that H. David Sherman is an “audit committee financial expert” as defined by SEC rules, as currently in effect.

The Audit Committee Report is included in this report on page 23. A copy of the Audit Committee’s written charter is attached as Exhibit A.

Compensation Committee

The Compensation Committee has overall responsibility for (i) overseeing the Company’s compensation and benefits policies generally; and (ii) overseeing, evaluating and approving executive officer and director compensation plans, policies and programs. A copy of the Compensation Committee’s written charter is attached as Exhibit B.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (i) considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; (ii) develops and recommends governance principles applicable to China HGS; (iii) oversees the evaluation of the Board of Directors and management from a corporate governance perspective; and (iv) reviews China HGS’ reporting in documents filed with the SEC to the extent related to corporate governance.

Director Qualifications.  The Nominating and Corporate Governance Committee has adopted a variety of criteria upon which candidates to become members of the Board will be assessed. These include the candidate's reputation, relevant experience and expertise, knowledge of the Company and issues affecting the Company, and the candidate's willingness and ability to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility. The Committee will also consider candidates recommended by shareholders. Shareholders must follow certain procedures to recommend candidates to the Nominating Committee. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with the Company's annual meeting of stockholders, the Corporate Secretary must receive the stockholder's recommendation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the mailing of the proxy statement for the annual meeting of stockholder for the preceding year. For the 2012 Annual Meeting of Shareholders, shareholder recommendations must be received by the Corporate Secretary no sooner than October 30, 2011 and no later than November 29, 2011.

Identification and Evaluation of Nominees for Directors.  The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee considers properly submitted shareholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Corporate Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

A copy of the Nominating and Corporate Governance Committee’s written charter is attached as Exhibit C.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2010, Messrs. Silver, Sherman and Wen served as members of the Compensation Committee. No member of the Compensation Committee during fiscal 2010 was an officer or employee of China HGS. In addition, no member of the Compensation Committee or executive officer of China HGS served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of shareholders although directors are encouraged to attend annual meetings of China HGS shareholders.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors by submitting an email to H. David Sherman, the Chairman of the Audit Committee:  shermanday@aol.com or by writing to us at China HGS Real Estate Inc., 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000; Attention Board of Directors. Shareholders who would like their submission directed to a member of the Board of Directors may so specify.

Code of Conduct

On January 22, 2010, the Board of Directors adopted a Code of Conduct which sets forth the standards by which the Company’s employees, officers and directors should conduct themselves.  A copy of the Code of Conduct is attached as Exhibit D.  The Company will disclose any amendment to the Code of Conduct or waiver of a provision of the Code of Conduct that applies to the Company’s Chief Executive Officer, Chief Financial Officer and any other principal financial officer, and any other person performing similar functions and relates to certain elements of the Code of Conduct, including the name of the officer to whom the waiver was granted.

Compensation of Directors

The following tables provide information about the actual compensation earned by non-employee directors who served during fiscal 2010.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)($)
Gordon H. Silver(2)	24,000	13,616
H. David Sherman(2)	36,000	13,616
Yuankai Wen(2)(3)	14,660	11,346

(1)  These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by exercising stock options). This column represents the compensation expense for fiscal year 2010 for stock options. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock option awards were forfeited by any of our non-employee directors in fiscal year 2010. For additional information, see Note 11 of our financial statements in the Form 10-K for the year ended September 30, 2010, as filed with the SEC.
(2)  Messrs. Silver, Sherman and Wen were appointed to the Board of Directors effective January 6, 2010.
(3)  Mr. Wen receives annual compensation in the amount of 100,000RMB.  The amount set forth in this column is based on an exchange rate of 6.8452 RMB to the U.S. dollar, the average exchange rate in 2010.

Independent Director Agreements

The Company entered into Independent Director Agreements with Messrs. Silver, Sherman and Wen pursuant to which the Company has agreed to pay each of these directors annual cash compensation in the amount of $24,000, $36,000 and 100,000RMB, respectively.  In addition, the Company has agreed to grant each of these directors, annually, nonstatutory stock options to purchase 12,000, 12,000 and 10,000 shares of the Company’s common stock, respectively, which options shall vest in accordance with the schedule determined as of the date of grant.  In addition, the Company has agreed to reimburse each director for all reasonable, out-of-pocket expenses, subject to the advance approval of the Company incurred in connection with the performance of Director’s duties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of January 28, 2011 as to (i) each person who is known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of the executive officers and other persons named in the Summary Compensation Table, (iii) each director and nominee for director, and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes, all information with respect to share ownership and voting and investment power has been furnished to us by the persons listed. Except as otherwise indicated in the footnotes, each person listed has sole voting power with respect to the shares shown as beneficially owned.  Unless otherwise indicated, the address of each listed shareholder is c/o China HGS Real Estate Inc., 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class (2)
5% Holders
Rising Pilot, Inc. (a British Virgin Islands company)(3)	14,000,000	31.0%
Directors and Officers
Mr. Xiaojun Zhu(4)	29,800,000	66.1%
Shenghui Luo	1,680,000	3.7%
Gordon H. Silver(5)	7,200	*
H. David Sherman(6)	7,200	*
Yuankai Wen(7)	6,000	*
All directors and executive officers as a group (5 persons)	31,500,400	69.9%
* less than 1%
(1)  Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by such person. The number of shares beneficially owned includes Common Stock that such individual has the right to acquire as of January 28, 2011 or within 60 days thereafter, including through the exercise of stock options.
(2)  Percentage of beneficial ownership is based upon 45,050,000 shares of Common Stock outstanding as of January 28, 2011. For each named person, this percentage includes Common Stock that the person has the right to acquire either currently or within 60 days of January 28, 2011, including through the exercise of an option; however, such Common Stock is not deemed outstanding for the purpose of computing the percentage owned by any other person.
(3)  Mr. Xiaojin Zhu has voting and dispositive control over securities held by Rising Pilot, Inc.
(4)  Includes 15,800,000 shares of Common Stock owned by Mr. Zhu directly and 14,000,000 shares owned through Rising Pilot, Inc.
(5)  Includes stock options to purchase 7,200 shares of Common Stock exercisable as of January 28, 2011 or within 60 days thereafter.
(6)  Includes stock options to purchase 7,200 shares of Common Stock exercisable as of January 28, 2011 or within 60 days thereafter.
(7)  Includes stock options to purchase 6,000 shares of Common Stock exercisable as of January 28, 2011 or within 60 days thereafter.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors currently consists of five directors. At each annual meeting of shareholders, directors are elected for a term of one year and until their respective successors are duly qualified and elected to succeed those directors whose terms expire on the annual meeting dates or such earlier date of resignation or removal.

Board Independence

The Board of Directors has determined that Gordon H. Silver, H. David Sherman, and Yuankai Wen are independent directors within the meaning set forth in the NASDAQ listing rules, as currently in effect.

Nominees

The Nominating and Corporate Governance Committee of the Board of Directors recommended, and the Board of Directors approved, Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen as nominees for election at the Annual Meeting to the Board of Directors. If elected, Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen will serve as directors until our annual meeting in 2012, and until a successor is qualified and elected or until his or her earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see “Nominees for Election as Directors — Terms Would Expire at the 2012 Annual Meeting” on page 6 of this Proxy Statement for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Provided a quorum is present, the five nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of each of Xiaojun Zhu, Shenghui Luo, Gordon H. Silver, H. David Sherman, and Yuankai Wen.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Friedman LLP as our independent registered public accountants for the fiscal year ending September 30, 2011 and recommends that shareholders vote for ratification of such selection. Although ratification by shareholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the shareholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interests of China HGS and its shareholders. If the shareholders do not ratify the selection of Friedman LLP, the Audit Committee may reconsider its selection.

We engaged Friedman LLP as the Company’s independent registered public accounting firm on January 12, 2010 and Friedman LLP audited our consolidated financial statements for the fiscal year ended September 30, 2010.  Our consolidated financial statements for the fiscal year ended September 30, 2009, were audited by Bagell, Josephs, Levine & Company, LLP.  Effective January 1, 2010, the audit practice of Bagell, Josephs, Levine & Company, LLP was combined with Friedman LLP. On January 12, 2010, Bagell, Josephs, Levine & Company, LLP resigned as the Company’s independent registered public accounting firm and Friedman LLP was engaged as the Company’s independent registered public accounting firm.

Fees Billed by Friedman LLP and Bagell, Josephs, Levine & Company, LLP during Fiscal Years 2010 and 2009

	Friedman LLP				Bagell, Josephs, Levine & Company, LLP
Type of Fees	Fiscal Year				Fiscal Year
	2010		2009		2010		2009
Audit Fees	$180,000		--		--		$70,000
Audit-Related Fees	--		--		--		--
Tax Fees	$5,000		--		--		--
All Other Fees	--		--		--		--
Total	$185,000	(1)	$--	(1)	--	(1)	$70,000	(1)
(1) Reflects the fees paid or payable with respect to services performed for the audit and other services for the applicable fiscal year.

“Audit Fees” consisted of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdiction, the preparation of an annual “management letter” on internal control matters and assurance services provided in connection with the assessment and testing of internal controls with respect to Section 404 of the Sarbanes-Oxley Act of 2002.

“Audit-Related Fees” consisted of assurance and related services by Friedman LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

“Tax Fees” consisted of professional services rendered by Friedman LLP for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Pre-approval Policy. The Audit Committee Charter establishes a policy governing our use of Friedman LLP for audit and non-audit services. Under the Charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. The Audit Committee pre-approves certain audit and audit-related services, subject to certain fee levels. Any proposed services that are not a type of service that has been pre-approved or that exceed pre-approval cost levels require specific approval by the Audit Committee in advance. The Audit Committee has approved all audit and audit-related services to be performed by Friedman LLP in 2011.

The Audit Committee has determined that the rendering of other professional services for tax compliance and tax advice by Friedman LLP is compatible with maintaining their independence.

Representatives of Friedman LLP are not expected to be present at the Annual Meeting.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of Friedman LLP as our independent registered public accountants for fiscal year 2011. Abstentions will have the effect of a vote “against” the ratification of Friedman LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors, on behalf of the Audit Committee, recommends that shareholders vote “FOR” the ratification of the selection of Friedman LLP as China HGS’ independent registered public accountants for the fiscal year ending September 30, 2011.

PROPOSAL THREE
APPROVAL OF THE ANNUAL OPTION GRANTS TO THE INDEPENDENT DIRECTORS

On January 6, 2010, the Company entered into Independent Director Agreements with Messrs. Silver, Sherman and Wen.  Pursuant to the Independent Director Agreements with Messrs. Silver and Sherman, the Company has agreed to grant these directors, annually, nonstatutory stock options to purchase 12,000 shares of the Company’s common stock, which options become exercisable (“vest”) as to 20% of the original number of Shares on the Grant Date and 10% of the Shares at the end of every quarter thereafter.  Pursuant to the Independent Director Agreement with Mr. Wen, the Company has agreed to grant this director, annually, nonstatutory stock options to purchase 10,000 shares of the Company’s common stock, which options vest as to 20% of the original number of Shares on the Grant Date and 10% of the Shares at the end of every quarter thereafter. Unless earlier terminated, the options expire at 5:00 p.m., Eastern time, on the 5th anniversary of the Grant Date.  The annual stock option grants to Messrs. Silver, Sherman and Wen pursuant to the Independent Director Agreements are hereby referred to as the “Option Grants.”

The shareholders are being asked to approve the Option Grants to the Independent Directors (the “Stock Options”) as set forth in the Independent Director Agreements.  The Board and the Independent Directors have the authority to amend, alter, suspend or terminate the Independent Director Agreements, including the Option Grants, except that shareholder approval will be required for any amendment to the extent required by any applicable laws.

The Board believes that the Option Grants align the interests of management, employees and the shareholders to create long-term shareholder value. The Board believes that the Option Grants increase our ability to recruit, reward, motivate and retain talented personnel. The Board believes strongly that the approval of the Option Grants is essential to our continued success.

Number of Awards Granted to Independent Directors.    The following table sets forth (i) the aggregate number of shares of common stock received by the Company’s outside directors as a group during fiscal 2010, the first year in which the Option Grants were in effect, and (ii) the average per share exercise price or dollar value of such awards.

Name of Group	Number of Options Granted (#)	Average Per Share Exercise Price ($)
All outside directors, as a group	34,000	$2.60

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of the Option Grants. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options.  No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with the Option Grants in an amount equal to the ordinary income realized by the recipients at the time the recipient recognizes such income (for example, the exercise of a nonstatutory stock option).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON RECIPIENTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF THE OPTION GRANTS. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE.

Vote Required

The affirmative vote of a majority of the votes cast (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal) is necessary to approve the Option Grants. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends voting “FOR” the approval of the Option Grants.

PROPOSAL FOUR
TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), shareholders have the right to vote to approve the compensation of the Company’s named executive officer disclosed in the proxy statement.  This proposal is commonly known as a “Say on Pay” proposal.  This allows our shareholders the opportunity to communicate to the Board of Directors their views on the compensation of our named executive officer.

The executive officer named in the summary compensation table and deemed to be a “named executive officer” is Xiaojun Zhu.  Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

This vote is advisory in nature and non-binding; however, the Board of Directors will have the ability to consider the shareholder vote when determining executive compensation through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in the Proxy Statement.”

The Board of Directors unanimously recommends that you vote FOR the non-binding resolution to approve the compensation of our named executive officer.

PROPOSAL FIVE
ADVISORY VOTE ON THE FREQUENCY OF THE SAY ON PAY VOTE

Section 951 of the Dodd-Frank Act also allows the shareholders to vote on the frequency of the vote to approve the compensation of our named executive officer.  Shareholders may vote for the compensation vote to occur every year, every two years, or every three years, or the shareholder may abstain.  This vote is advisory in nature and non-binding; however the Board of Directors will have the ability to consider the shareholder vote when determining the frequency of the vote to approve the compensation of our named executive officer.

The Board of Directors has determined that a frequency of every three years will be the most efficient timeframe for the shareholders to determine the appropriateness of the compensation of our named executive officers and for the Company to respond to shareholder feedback.

The Board of Directors unanimously recommends that you vote FOR the non-binding resolution to vote every three years to approve the compensation of our named executive officers.

EXECUTIVE OFFICERS

Our executive officer and his age as of January 28, 2011 is as follows:

Name	Ages	Position
Xiaojun Zhu	44	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

See page 10  for Mr. Zhu’s professional background and business experience.

EXECUTIVE COMPENSATION

The following executive of the Company received compensation in the amounts set forth in the chart below for the fiscal years ended September 30, 2010. All compensation listed is in U.S. dollars. No other item of compensation was paid to any officer or director of the Company other than reimbursement of expenses.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		All Other Compensation ($)	Totals ($)
Xiaojun Zhu, Chief Executive Officer, Chief Financial Officer and Chairman of the Board	2010	$6,615		(2)	(3)	$6,615
	2009	$6,591	$3,410	(4)	(3)	$10,001
(1)
Mr. Zhu is paid in Renminbi.  His annual salary for both 2010 and 2009 was 45,120 RMB.  The amounts reflected in this column have been converted to U.S. dollars at the exchange rates of 6.82135RMB to the U.S. dollar for 2010 and 6.8452RMB to the U.S. dollar for 2009.

(2)
The amount of Mr. Zhu’s bonus for 2010 has not yet been determined and, as a result, is not calculable through the date of this proxy statement.  The Company expects that Mr. Zhu’s bonus will be determined no later than February 28, 2011.

(3)	The Company owns a motor vehicle which is available for Mr. Zhu’s use for business purposes. The value of this perquisite is less than $10,000.
(4)	Mr. Zhu is paid in Renminbi. His annual bonus for 2009 was 23,340 RMB. The amount reflected in this column has been converted to U.S. dollars at the exchange rate of 6.8452RMB to the U.S. dollar.

Option Grants Table. There were no individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table in fiscal 2010.

Aggregated Option Exercises and Fiscal Year-End Option Value Table. There were no stock options exercised during fiscal 2010 by the executive officer named in the Summary Compensation Table.

Long-Term Incentive Plan (“LTIP”) Awards Table. There were no awards made to a named executive officer in fiscal 2010 under any LTIP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers, directors and ten percent shareholders to file reports of ownership and changes in ownership with the SEC. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms furnished to us during the most recent fiscal year, we believe that all of our executive officers, directors and ten percent shareholders complied with the applicable filing requirements with the exception noted herein. Xiaojun Zhu and Yuankai Wen have not filed an Initial Report on Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the compensation agreements and indemnification agreements with each of its directors and certain executive officers which require the Company to indemnify such individuals, to the fullest extent permitted by Florida law, for certain liabilities to which they may become subject as a result of their affiliation with the Company, there was not during fiscal year 2010 nor is there currently proposed, any transaction or series of similar transactions to which China HGS was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, five percent shareholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Audit Committee is responsible for reviewing and approving in advance any proposed related person transactions. The Audit Committee reviews any such proposed related person transactions on a quarterly basis, or more frequently as appropriate. In cases in which a transaction has been identified as a potential related person transaction, management must present information regarding the proposed transaction to the Audit Committee for consideration and approval or ratification. During fiscal 2010, the Audit Committee was also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such policies.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2010 with our management. In addition, the Audit Committee has discussed with Friedman LLP, our independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T (as superseded by Statement on Auditing Standards No. 114). The Audit Committee also has received the written disclosures and the letter from Friedman LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Friedman LLP the independence of Friedman LLP.

Based on the Audit Committee’s review of the matters noted above and its discussions with our independent accountants and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2010.

Respectfully submitted by:

H. David Sherman (Chair)
Gordon Silver
Yuankai Wen

OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

HOUSEHOLDING

Please see the discussion of “householding” on page 9 above.

INCORPORATION BY REFERENCE

The information contained above under the caption “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that China HGS specifically incorporates it by reference into such filing.

For the Board of Directors

/s/ Xiaojun Zhu

Chairman of the Board

January 28, 2011

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

CHINA HGS REAL ESTATE INC.

ADOPTED AS OF JANUARY 22, 2010

中国汉广厦房地产股份有限公司董事会审计委员会章程

2010年 1月22日采纳

The audit Committee’s responsibilities and powers as delegated by the board of directors are set forth in this Charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the company and its stockholders.

本章程中列举了董事会授予审计委员会的职责和权利。无论何时委员会采取行动都有独立决策权，但必须保证该行动最大程度上符合公司和股东的利益。

I.         PURPOSE AND AUTHORITY OF THE COMMITTEE 委员会的目的和权威性

The Audit Committee (the “Committee”) of China HGS Real Estate Inc. (the “Company”) is appointed by the Board of Directors (“Board”) to assist the Board in (1) monitoring the quality, reliability and integrity of the accounting policies and financial statements of the Company; (2) overseeing the Company’s compliance with legal and regulatory requirements; (3) reviewing the independence, qualifications and performance of the Company’s internal and external auditors, (4) overseeing the performance of the Company’s internal audit function and independent auditors and (5) preparing a Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

中国汉广厦房地产股份有限公司（以下简称“公司”）的审计委员会（以下简称“委员会”）由公司董事会（以下简称“董事会”）任命，并在以下方面协助董事会：(1)监督公司的会计制度和财务报告的质量，可信度和完整性；（2）监督公司符合法律和规范要求方面的合规性；（3）评估公司内部和外部审计师的独立性，资格和绩效；（4）监督公司内部审计职能和审计师的独立性；（5）提供按照证券交易委员会（以下简称“SEC”）要求包含在公司年报中的委员会审计报告。

II.         COMPOSITION OF THE COMMITTEE 委员会的构成

The Committee shall be comprised of three or more members of the Board. The members of the Committee shall satisfy all applicable requirements then in effect of the NASDAQ Stock Market LLC, or any stock exchange or national securities association on which the Company’s securities are listed or quoted and any other applicable regulatory requirements, including without limitation requirements relating to director independence, financial literacy, nomination and size of the Committee, as well as the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC. No member of the Committee may serve on the Committee of more than three public companies, including the Company, unless the Board (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

委员会中应由三位或以上的董事会成员构成。委员会的成员应该满足纳斯达克股票市场、公司证券上市交易或报价的任何股票交易所、去昂过证券协会的相关要求，以及其他适用的法规要求，包括与董事独立性、财务能力、提名和委员会规模相关的无限要求，1934年颁布的证券交易法（“交易法”）10A(m)3部分关于独立性和经验的要求和证券交易委员会的其他规章制度要求。委员会成员任职上市公司的审计委员会，包括本公司在内，不得超过三家，除非董事会认定那样的行为不会影响该成员对委员会服务的有效性并在年报中予以公布。

All members of the Committee shall have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment) and at least one member must be an “audit committee financial expert” under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by a third party.

所有委员会成员必须了解基本财务和审计知识（或者在任职后的一个合理阶段内获得相关的知识）。按照Sarbanes-Oxley法案要求，至少一个成员必须实施审计委员会财务专家。委员会成员可以通过参加公司和第三方举办的培训项目来提高自己财务和审计方面的能力。

The members of the Committee shall appointed annually to one-year terms by majority vote of the Board, upon recommendation of the Nominating Committee, at the first meeting of the Board following the annual meeting of the Company’s stockholders and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation, retirement, removal from office or death. The members of the Committee may be removed, with or without cause, by a majority vote of the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter.

委员会的成员任期一年，经提名委员会推荐，由董事会的多数票通过。在公司年度股东大会之后的第一次董事会上由提名委员会提名。他们将一直任职到选举出其继任者或该成员提前辞职、退休、被免职或死亡。无论是否有理由，董事会多数票通过，即可免去委员会成员的职务。空缺的席位将在下一次的董事会会议上选出或此后尽快选出。

Unless a Chair is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of the full Committee membership. The Chair will chair all meetings of the Committee and set the agendas for Committee meetings. The Chair shall establish an annual calendar with a proposed agenda of the audit, financial and other related matters to be addressed at each of the committee’s scheduled meetings during the year. Committee members are expected to make suggestions for agenda items. A vacancy in the position of Committee Chair shall be filled by majority vote of the committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter.

除非全体董事会选举出一个主席，全体委员会的成员将通过选举的得票数来任命一位主席。主席主持所有的会议并制定会议计划。主席制定年度计划包括该年中每一次会议议程中需要讨论的审计、财务和其他相关事宜。委员会成员可以对计划提出建议。主席的空缺将在下一次的董事会上以多数票选出或此后尽快选出。

III.         MEETINGS AND PROCEDURES OF THE COMMITTEE 委员会会议和工作程序

The Committee shall meet as often as its members deem necessary to fulfill the Committee’s responsibilities, but not less frequently than quarterly. A majority of the Committee members shall constitute a quorum for the transaction of the Committee’s business. The Committee shall act upon the vote of a majority of its members at a duly called meeting ate which a quorum is present. Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee. The Committee shall have the authority to establish other rules and procedures for notice and conduct of its meetings consistent with the Company’s bylaws and this Charter. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

在委员会的成员们认为有必要的情况下召开会议来履行其职责，但不能少于 每季度一次。半数以上的委员会成员构成处理委员会事务的法定人数。委员会应该在大多数成员出席的会议上进行投票。委员会的任何行动亦可由所有成员在法律文书上的签名。委员会有权制定与公司规定和此章程一致的有关召开会议的其他的规定和程序。委员会的会议应由多数的委员出席，或者可以通过电话会议的形式或者借助其他通讯设备使与会人员能偶互相听到对方声音的方式参加的委员依计入法定人数。

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee’s authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

委员会可以在其认为有必要的情况下建立一定目地的分支委员会。在委员会认可的范围内赋予其一定的权利。然而，任何分支委员会都必须包含两个以上的成员。并且委员会不会赋予任何分支委员会只有委员会作为整体才能行使的法律、法规、执行标准中规定的权利和权威。

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. However, when necessary, the Committee may meet in executive session without such other persons present, and in all cases such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

所有非管理董事亦非委员会的成员可以参加会议但无投票权。此外，委员会可以再认为有必要的情况下邀请任何董事，公司管理人员和此类的其他人来参加会议以此来履行职责。然而，在必要的情况下委员会可以召开无上述人员参加的秘密会议。而且在讨论和评估其业绩的会议上上述人员不能出席。

Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

每次会议后，委员会应在下一次董事会上报告其商议的内容。其中包括委员会在会议上所采取的行动的描述，以及委员会认为需要董事会采取行动的事项。委员会应保留书面形式记录，这些会议纪要应与公司的登记簿和档案保存在一起。

IV.         COMMITTEE AUTHORITY AND RESPONSIBILITIES 委员会的权利和职责

The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

委员会有完全的权利任命或更换任何独立审计师。委员会对确定为编制或签发审计报告或相关工作的独立审计师的薪水和监督其工作负直接责任（包括解决管理层与审计师在财务报告方面持有的不同观点）。独立审计师应向委员会直接汇报。

The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by Committee prior to the completion of the audit). The Committee may form and delegate authority to subcommittees of the Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

委员会预先批准由独立审计师向公司提供所有的审计服务及获得许可的非审计服务，包括服务费用和条件（依据交易法10A(i)(1)(B)所述非审计服务的极少数例外，在审计师执行前已获得委员会批准），在必要的情况下委员会将组织并授权给由一个或更多成员组成的分支委员会，包括预先批准审计和非审计服务。此类决定应在计划中的下一次会议上宣布。

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent auditor for the purpose or rendering or issuing an audit report and (ii) any advisors employed by the Committee.

委员会有权在其认为有必要的范围内聘请独立的法律、会计或其他顾问。公司应提供由委员会确定的足够的资金以支付如下人员的薪水：（1）签发审计报告的独立审计师，（2）任何公司聘用的顾问。

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The committee annually shall review the Committee’s own performance.

委员会应定期向董事会汇报。委员会每年应查阅和重新审核本章程的准确性并想董事会提出修改建议以待通过。委员会应每年审查一次本委员会的业绩。

The Committee shall: 委员会应：

A. Financial Statement and Disclosure Matters 财务报告及披露事项

1. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit. 在审计开始之前和独立审计师会面以确定审计范围、计划、配备审计师。

2. Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K. 和管理层及独立审计师一起审查年度财务报告，并向董事会建议是否该报告应包括在公司10-K表格中。

3. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q including the results of the independent auditor’s review of the quarterly financial statements. 在公司填写10-Q表格之前和管理层及独立审计师总结讨论公司季度财务报告。包括独立审计师对公司季度财务报告的审查结果。

4. Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including: 在必要的情况下和管理层及独立审计师充分讨论财务报告中的有关事项以及决定与准备财务报告有关的事项，包括：

(a) any significant changes in the Company’s selection or application of accounting principles; 公司会计准则的选择和运用上的任何变化；

(b) the Company’s critical accounting policies and practices; 公司的重要财务制度和实践；

(c) all alternative treatments of financial information within US generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of the use of such alternative accounting principles; 所有与管理层讨论过的在美国通用会计准则中的财务信息的替代性处理方式以及替代性快准则的细化使用；

(d) any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and 任何充实公司内控的主要事项，及在重要的控制不足情况下所采取的特殊步骤；以及

(e) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. 任何在独立审计师和管理层之间的书面材料，例如管理信件或未协调意见的一览表。

5. Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made. 与管理层讨论公司关于赢利的新闻稿，通常包括“形式的”或“经调整地”非GAAP（通常可接受的会计实践准则）信息，及任何提供给分析师或评级机构的财务信息和赢利知道。此类讨论可以是一般性的，并包括将要公开的信息类型以及将做的报告类型。

6. Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures. 与公司管理层和独立审计师讨论公司财务报告的影响(i)规范性和会计优先性，以及(ii)表外业务的结构。

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. 与管理层讨论公司主要暴露出来的财务危险和监督控制那些危险所采取的办法。包括公司的危险评估和管理制度。

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. 与独立审计师讨论审计标准第114条关于审计行为的声明中所要求讨论的事宜，包括在开展审计工作中所遇到的困难，任何活动范围或获取信息的限制，任何与管理层之间的明显的不同意见。

9. Review disclosures made to the Committee by the Company’s President and CFO (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting. 在10-K表和10-Q表的认证过程中，由公司的总裁和财务总监（或起相似作用的个人）向委员会报告，委员会审查报告中的以下内容：关于财务报告的内控设计或操作方面存在的明显不足和重要缺陷，以及任何涉及管理层和其他在公司有一定地位雇员的欺诈行为。

B. Oversight of the Company’s Relationship with the independent Auditor 监管公司和独立审计师的关系

1. At least annually, obtain and review a report from the independent auditor, consistent Independence Standards Board Standard 1, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions with respect to the independent auditor to the Board. 每年至少获取和审阅一份来自独立审计师的报告，与董事会独立标准一致，关于(1)独立审计师的内部质量控制程序，(2)任何最近的内部质量控制审查，或同业审查，或五年内政府或专业管理机构闻讯或调查一个或多个独立审计师的重要材料，(3)任何处理这些事宜所采取的办法，(4)任何独立审计师和公司的关系。评估资质、业绩和独立审计师的独立性。包括该审计师的质量控制是否充分，许可的非审计服务条款是否与维持审计师的独立性相适应，以及考虑管理层和内部审计师的观点。委员会在向董事会表述结论时应考虑独立审计师的意见。

2. Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis. 确保轮换（或合作）对审计负责主要责任的主导（或协调）审计合伙人，及法律规定负责审查审计的审计合伙人。可以通过关于定期轮换独立审计公司的制度。

3. Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company. 监督公司雇用任何参与过公司审计工作的独立审计事务所的雇员或前雇员。

4. Be available to the independent auditor during the year for consultation purposes. 年度中，独立审计师如有问题，可与委员会联系。

C. Compliance Oversight Responsibilities 合规监管职责

1. Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated. 使独立审计师确保不涉及交易法10A(b)条。

2. Review and approve all related-party transactions, including analyzing the shareholder base of each target business so as to ensure that the Company does not consummate a business combination with an entity that is affiliated with the Company’s management. 审查和通过所有与关联企业的业务，包括分析每宗大型交易对象的股东构成，以确保公司不和附属于公司管理的单位有商业往来。

3. Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance. 与管理层调查和讨论公司适用法律法规的合规性及（如现时有的）道德规范的遵守情况，如合适，可对未来的合规性推荐制度和程序。

4. Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies. 为公司订立关于接收、保留和处理有关会计、内部会计控制或公司财务报表或会计制度等重要事项的报告的投诉程序（可包括在公司现时有效的道德规范内）。

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. 与管理层和独立审计师讨论任何与管理部门或政府机构的信件，及任何有关公司财务报表或会计制度的重要事项的公开报告。

6. Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies. 与公司的法律顾问讨论可能会对公司的财务报表或公司的合规性有重要影响的法律事项。

7. Review proxy disclosure to ensure that it is in compliance with SEC rules and regulations. 审阅投票委托书的内容，确保其符合SEC的规定。

V.         COMMITTEE RESOURCES 委员会资源

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the authority to retain special legal, accounting or other advisers to advise the Committee, including without limitation the sole authority to determine the fees payable and other terms of retention of the independent auditor for the purpose of rendering or issuing the annual audit reports and any independent legal, accounting or other advisers retained to advise the Committee. The Company shall provide for appropriate funding for (i) compensation to the Company’s independent auditors for the purpose of preparing or issuing audit reports or performing other work, (ii) compensation to any independent legal, accounting or other advisers employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

委员会为履行其监督指着，将有权了解或调查任何委员会认为恰当的感兴趣和关心的事件。委员会有权聘请特别的法律、会计或其他顾问向委员会提建议，包括决定为了准备和签发年度审计报告聘请独立审计师和聘请独立法律、会计或其他顾问，决定支付的费用及其他条件。公司应提供适当的资金来支付(1)为公司准备财务报告的独立审计师的薪酬（2）给独立的法律、会计或委员会聘请的其他顾问的薪酬（3）旅行委员会职责时的普通的行政费用。

VI.         UNDERSTANDING AS TO THE COMMITTEE’S ROLE 对委员会作用的理解

Management of the Company is responsible for the day-to-day operation of the Company’s business. In addition, the independent auditors and management have the fundamental responsibility for the Company’s financial statements and disclosures. As a result, the Company’s officers and employees and other persons who may be engaged by the Committee may have more time, knowledge and detailed information about the Company than do the Committee members. The Committee will review information, opinions, reports or statements presented to the Committee by the Company’s officers or employees or other persons as to matters the Committee members reasonably believe are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. While the Committee has the responsibilities and powers set forth in this charter, each member of the committee, in the performance of his or her duties, will be entitled to rely in good faith upon reports presented to the Committee by these experts. The Committee is not responsible for certifying the Company’s financial statements or the auditor’s report. Accordingly, the Committee’s role does not provide any special assurances with regard to matters that are outside the Committee’s area of expertise or that are the traditional responsibility of management and the auditors.

公司的管理层负责公司的日常运作。除此之外，独立审计师和管理层对公司财务报表及信息披露负有基本职责。公司的管理层负责公司的日常运作。结果公司的管理人员，雇员和其他可能被委员会雇佣的人员会比委员会成员有更充裕的时间，更了解公司的企业文化和详细的信息。对于委员会成员合理地认为在某些领域更具专业性或专业能力的其他人员，或公司合理地选出的代表，委员会将审阅这些管理人员、雇员和其他提供的信息、意见、报告、声明。委员会拥有本章程中规定的责任和权利，委员会的每个成员在履行职责时，将依赖这些专家向委员会所做出的报告。委员会不负责证明公司的财务报表或审计报告。因此，委员会没有责任对委员会专业领域以外的事项，或属于管理层和审计师常规职责的事项提供任何项，或习惯上是管理层和审计师职责的事项提供任何特别保证。

EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF

CHINA HGS REAL ESTATE INC.

ADOPTED AS OF JANUARY 22, 2010

中国汉广厦房地产股份有限公司董事会薪酬委员会章程

2010年1月22日采纳

The Compensation Committee’s responsibilities and powers as delegated by the board of directors are set forth in this Charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

本章程对董事会授予薪酬委员会的职责和权力加以规定。委员会所采取的行动应是在更好地维护公司和其股东的利益的基础上，行使其独立决策权。

I.      PURPOSE AND AUTHORITY OF THE COMMITTEE 委员会的目的和职权

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of China HGS Real Estate Inc. (the “Company”) shall evaluate and recommend to the Board, as appropriate, the compensation philosophy and practices of the Company with respect to is Executive Officers (as such term is defined in the rules and regulations of the Securities and Exchange Commission “SEC”) to be the Company’s President, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company) and administer the Company’s stock option plans, and it shall perform any other responsibilities vested in it pursuant to this charter.

中国汉广厦房地产股份有限公司(以下简称“公司”)董事会下属的薪酬委员会（以下简称“委员会”）应就对公司高级管理人员的薪酬理念和做法进行评估并向董事会提出建议。高级管理人员在证券交易委员会（以下简称“SEC”）的规则制度里被定义为公司的总裁，以及所有负责主要商业单位、部门或者处室（例如销售、管理或者财务）的副总裁，及其他为公司行使决策职能的官员，或行使与决策职能相似的其他官员。委员会还应管理公司的股票期权计划。另外，委员会还应行使本章程赋予委员会的其他责任。

II.      COMPOSITION OF THE COMMITTEE 委员会的构成

The Committee shall be comprised of three or more members of the Board. The members of the Committee shall satisfy all applicable requirements then in effect of the NASDAQ Stock Market LLC (“NASDAQ”), or any stock exchange or national securities association on which the Company’s securities are listed or quoted and any other applicable regulatory requirements, including without limitation requirements relating to director independence, nomination and size of the Committee. In addition, at least two of the Committee members shall qualify as (1) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and (2) “outside directors” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) Collectively, the requirements set forth in the immediately preceding two sentences are referred to as the “Independence Requirements”.

委员会应由三名或以上的董事会成员组成。委员会成员应满足美国纳斯达克股票交易市场或者有该公司证券交易或询价的股票交易市场或全国政权协会规定的、应适用的所有条件；以及任何其他适用的规则要求，包括关于董事独立、董事任命和委员会规模的无限要求。另外，至少有两名委员会成员应该满足：（1）《1934年证券交易法》（交易法）第16b-3条规定的“非雇员董事”的资格要求；（2）经修订的《1986年国内收入法》第162(m)条规定的“外部董事”的资格要求。前述两句话中所提到的要求可并称为“独立性要求”。

The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board, upon recommendation of the Nominating Committee, at the first meeting of the Board following the annual meeting of the Company’s stockholders and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation, retirement, removal from office or death. The members of the Committee may be removed, with or without cause, by a majority vote of the Board. Vacancies on the Committee shall be filled by ma vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter.

委员会的成员任期一年，经提名委员会推荐，由董事会的多数票通过。在公司年度股东大会之后的第一次董事会上由提名委员会提名。他们将一直任职到选举出其继任者或该成员提前辞职、退休、被免职或死亡。无论是否有理由，董事会多数票通过，即可免去委员会成员的植物。空缺的席位将在下一次的董事会会议上选出或此后尽快选出。

Unless a Chair is elected by the full board, the members of the Committee shall designate a Chair by majority vote of the full Committee meetings. The Chair shall establish an annual calendar with a proposed agenda of the compensation-related matters to be addressed at each of the Committee’s scheduled meetings during the year. Committee members are expected to make suggestions for agenda items. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter.

除非全体董事会选举出一个主席，全体委员会的成员们将通过选举的得票数来任命一位主席。主席主持所有的会议并制定会议计划。主席制订年度计划包括该年中每一次会议议程中需要讨论的与薪酬相关的事宜。委员会成员可以对计划提出建议。主席的空缺将在下一次的董事会上以多数票选出或此后尽快选出。

III.      MEETINGS AND PROCEDURES OF THE COMMITTEE 委员会的会议与会议程序

The Committee shall meet as often as its members deem necessary to fulfill the Committee’s responsibilities. A majority of the Committee members shall constitute a quorum for the transaction of the Committee’s business. The Committee shall act upon the vote of a majority of its members at a duly called meeting at which a quorum is present Any action of the committee may be taken by a written instrument signed by all of the members of the Committee. The Committee shall have the authority to establish other rules and procedures for notice and conduct of its meetings consistent with the company’s bylaws and this Charter. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

委员会应该视其履行委员会职责的需要而召开会议。委员会的多数成员须达到法定人数，才能处理委员会事务。委员会的行动应在合法召开、符合法定人数参加的会议上由多数票通过。委员会的任何行动亦可以书面形式，由委员会所有成员签字通过。委员应有权订立其他符合公司章程和本章程的规则和程序，用以指导会议的召集和会议行为。委员会的会议应由多数的委员会出席，或者可以通过电话会议的形式或者借助其他通讯设备使与会人员能够互相听到对方声音的方式参加的委员亦计入法定人数。

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee’s authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

委员会可以再其认为有必要的情况下建立一定目地的分支委员会。在委员会认可的范围内赋予其一定权利。然而，任何分支委员会都必须包含两个以上的成员。并且委员会不会赋予任何分支委员会只有委员会作为整体才能行使的法律、法规、执行标准中规定的权利和权威。

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. However, when necessary, the Committee may meet in executive session without such other persons present, and in all cases such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

所有非管理董事亦非委员会的成员可以参加会议但无投票权。此外，委员会可以在认为有必要的情况下邀请任何董事，公司管理人员和此类的其他人来参加会议以此来履行职责。然而，在必要的情况下委员会可以召开无上述人员参加的秘密会议。并且在任何情况下，管理人员都不能出席正在讨论和决定他们业绩和薪酬的会议上。

Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

在每次委员会的会议结束后，委员会都要把商议内容在下一次董事会上做汇报，其中包括委员会在会议上采取的所有行动的描述，以及委员会认为需要董事会采取行动的事项。委员会应该保留书面形式的会议记录，这些会议纪要应该与公司的登记簿和档案保存在一起。

IV.      COMMITTEE AUTHORITY AND RESPONSIBILITIES 委员会的权利和职责

The following functions shall be the recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional or substitute functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

在委员会履行本章程第一节概括规定的义务时，下列职责将是委员会的重复性行为。这些职责应该作为一个指导方针，并带有一个谅解：委员会可以行使额外的或者可替代的职责；以及根据商业的变化，立法上、规则上、法律上或者其他情况的变化，采取认为恰当的其他政策和程序。关于本章程中第一部分概述的委员会目的方面，委员会也将市场履行董事会委任给它的义务和职责。

The Committee shall have the following specific powers and duties:

委员会应该具有下列具体的权利和职责：

1. To review and approve the Company’s overall compensation philosophy and policies for executive officers of the Company and its subsidiaries generally; to review and approve the compensation, including salary, bonuses and benefits of the executive officers of the Company other than the President; and to review and recommend the compensation of the President (including salary, bonuses and benefits) for approval by all of the directors serving on the Board who satisfy the Independence Requirements; 审阅与批准公司关于公司、通常包括其子公司的执行官的整体薪酬理念和制度；审阅与批准的公司行政官，但不包括总裁的薪酬，包括工资、奖金和福利；审阅和建议总裁的薪酬（包括工资、奖金和福利），以待董事会中所有符合独立性要求的董事通过；

2. To review and approve the corporate goals and objectives relevant to the compensation of executive officers of the Company and its subsidiaries, including the President, with the primary overall objectives of the Company’s executive compensation program focused on attracting, retaining and motivating the Company’s management, providing a strong link between executive compensation and performance and such other objectives as may from time to time be determined by the Committee to be in the best interests of the Company. The committee shall oversee and evaluate the performance of the executive officers in light of such goals and objectives, request and obtain detailed information about executive compensation packages and, based on such review and supplemental executive retirement plans, severance payments, change-in-control agreements and all other compensation and benefits of the executive officers; 审阅和批准与公司和其子公司执行官，包括首席执行官薪酬相关的公司目标、对象，公司执行官薪酬激励计划的主要目的在于吸引、保持和促进公司的管理，在执行官的薪酬和业绩之间构成一个强大的纽带，针对其他的目的委员会可以为公司的最佳利益市场地做出决定。依据这些目的目标，委员会将监督和评估执行官的业绩，要求和获得关于执行官薪酬的具体信息，依据这样的审查和评估，委员会决定或批准高级管理人员的年度工资、奖金、股权授予、与业绩挂钩的报酬、临时津贴、退休福利、递延薪酬、税前收入、追加的退休计划、买断费、改制协议费、以及他们的所有其他薪酬和福利；

3. To request that management obtain information in order for the Committee to assess executive compensation, including compensation surveys and studies of the compensation practices of comparable companies; 为了使委员会评估执行官的薪酬，要求管理层获取信息，包括薪酬的调查和类似公司的薪酬实际做法的研究。

4. To oversee, review, monitor and make recommendations to the board with respect to compensation plans, equity-based plans and plans pertaining to incentive compensation, pensions, benefits and retirement savings and to exercise all the authority of the Board with respect to the administration and interpretation of such plans; 检查、审阅、监督薪酬计划、股权计划和属于激励性薪酬、退休金、福利和退休储蓄并且向董事会提出建议；以及刑事董事会的职权，负责对上述计划的管理和解释。

5. To review and approve all awards of shares or share options pursuant to the Company’s plans; 根据公司的计划，审阅和批准所有股票奖励或者是股票期权的授予；

6. To review and approve any employment contract or related agreement, such as a severance arrangement or a supplementary pension, for any executive officer; 审阅与批准所有执行官的所有雇佣合同相关协议，例如买断协议或者追加养老金协议；审阅与批准所有执行官的所有雇佣合同及相关协议，例如，买断协议或者追加养老金协议；

7. To review director compensation, if any, and recommend from time to time to the Board any proposed changes in such compensation; 审阅董事的薪酬（如有），并不定期向董事会提议该薪酬的变更；

8. To review periodically the need for a Company policy regarding compensation paid to the Company’s executive officers in excess of limits deductible under Section 162(m) of the Code; 定期审阅公司制度的必要性，该制度涉及到依照《1986年国内收入法》第162(m)条规定已付给执行官超出了可扣除的限额的薪酬；

9. To review executive officer and director indemnification and insurance matters; 审阅执行官和董事的赔偿金和保险事宜；

10. To serve as a counseling committee to the President of the Company regarding matters of key personnel selection, compensation matters and such other matters as the Board may from time to time direct; 在重要人士任选事宜、薪酬事宜以及那些市场受董事会只是的其他事宜方面，充当首席执行官的咨询委员会；

11. To review the procedures and policies of the Company designed to ensure compliance with applicable laws and regulations relating to compensation of executive officers and to monitor the results of these compliance efforts; 审阅公司制定的关于执行官薪酬的程序和制度，确保它们与适用的法律法规不冲突；同时监督合规性的结果；

12. To maintain minutes or other records of meetings and activities of the Committee and to report to the Board following meetings of or actions taken by the Committee; 保存会议纪要或其他会议记录以及委员会的活动记录；同时在之后的董事会上汇报委员会的一些行动措施；

13. To have prepared and to review and discuss with management the Company’s compensation discussion and analysis disclosure required by the SEC and, based on this review and discussion, recommend to the Board the inclusion of such disclosure in the Company’s proxy statement or annual report, in accordance with applicable rules and regulations promulgated by the SEC, NASDAQ and other regulatory bodies; 依照SEC、纳斯达克和其他管理机构颁布的适用规则和法规，委员会获取准备好的SEC要求的关于公司薪酬讨论与分析的披露信息，审阅并与管理层商议此类信息。在审阅和讨论的基础上，向董事会提议把此披露信息纳入公司的股东投票委托书或年报中；

14. To conduct or authorize investigations into any matters within the Committee’s purpose and powers; 主持或授权对任何在委员会的目的和权力范围内的事项进行调查；

15. To review and reassess the powers of the Committee and the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval; 审查和再评估委员会的权力，同时定期审阅和再评估本章程的准确性，并向董事会提出变更意见，以期获得董事会的批准；

16. To conduct an annual performance review and evaluation of the Committee; and 指导委员会的年度工作审查和评估工作；并

17. To consider such other matters in relation to the compensation polices of the Company as the Committee or the Board may, in its discretion, determine to be advisable. 考虑与公司薪酬制度相关的其他事宜，指委员会或董事会在裁量权范围内芮乃伟是明智之举的事宜。

V.      DELEGATION OF DUITES 职权的任命

In fulfilling its responsibilities, the Committee is entitled to form and delegate any or all of its responsibilities to a subcommittee consisting of one or more members of the Committee, when appropriate and permitted by applicable legal and regulatory requirements; provided, however, that the Committee shall not delegate its responsibilities for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3, unless the members of such subcommittee qualify as “outside directors” under Section 162(m) and “non-employee directors” under Rule 16b-3. Where so permitted, a subcommittee of the Committee may exercise the powers and authority of the Committee and the Board while acting within the scope of the powers and responsibilities delegated to it.

在适用的法律法规允许的情况下，委员会在履行其职责的同时，也可以将其职责任命给分支委员会（一般由一个或更多委员会成员组成分支委员会）；然而，假设有这些情况，如果存在涉及高级管理人员薪酬的任何事项；或者存在任何其他事项，即如果委员会已经认定该项薪酬是有意遵《1986年国内收入法》162部m条的规定，或是根据《证券交易法》规则第16b-3的规定有意将其排除在第16(b)条规定之外，那么委员不能将其职责授权给分支委员会，除非这些分支委员会是符合162部m条中的“外部董事”或者是16b-3规则中的“非雇员董事”。一经获准，委员会的分支委员会可以再委员会和董事会委任的权利和责任范围内执行其的职责和权力。

If any Committee member does not qualify as a “non-employee director” for purposes of Rule 16b-3 under the 1934 Act and as an “outside director” under Section 162(m)of the Code, the Committee shall establish a subcommittee (the “Section 162(m) Subcommittee”) whose members shall qualify as “non-employee directors” for purposes of Rule 16b-3 under the 1934 Act and “outside directors” under Section 162(m) of the Code, and whose duties shall include (1) the approval of grants of stock options to the Company’s executive officers, including the President, in accordance with Rule 16b-3 under the 1934 Act, (2) the adoption of performance goals with respect to performance based compensation for executive officers including the president in accordance with Section 162(m) of the Code, (3) the determination of whether performance goals have been met before performance-based compensation is paid to executive officers in accordance with Section 162(m) of the Code, (4) the administration of the Company’s 2007 performance Incentive Equity Plan and (5) any other action required to be performed by a committee or subcommittee of “non-employee directors” (pursuant to Rule 16b-3) and “outside directors” (pursuant to Section 162(m))

依据《1934年交易法》的16b-3规则之目的，如果委员会中任何一员都不符合“非雇员董事”的规定以及《交易法》中162部m条中“外部董事”的规定，那么委员会将建立一个分支委员会，这里的成员将符合《1934年交易法》的16b-3规则之目的中“非雇员董事“的规定以及《交易法》中162部m条中“外部董事”的规定，他们的职责包括：1）遵守《1934年交易法》16b-3规则之规定，批准向公司高级管理人员，包括总裁授予股票期权。2）遵守《交易法》中162部m条的规定，针对高级管理人员，也包括首席执行官与业绩挂钩的薪酬，采用一些业绩目标。3）根据《交易法》中162部m条的规定，在向高级管理人员支付与业绩挂钩的薪酬前，决定他们是否是达到了业绩目标。4）管理公司2007年业绩激励股权计划，以及5）其他由具有“非雇员董事“（依据16b-3规则）的或者“外部董事”（依据162部m条的规定）委员或分支委员会执行的行动。

VI.           EVALUATION OF THE CHARTER 本章程的评价

The Committee shall periodically, and at least annually, evaluate this charter. The committee shall report to the Board the results of its evaluation, including any recommended amendments to this charter and any recommended changes to the Company’s or the Board’s policies or procedures.

委员会将定期至少每年一次评估本章程。委员将评估的结果向董事会汇报，包括对任何章程的修改意见和对董事会修改制度或程序的建议。

VII.           COMMITTEE RESOURCES 委员会资源

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the authority to retain special legal, accounting or other advisers to advise the Committee, including without limitation the sole authority to retain and terminate any compensation consulting firm used to assist in the evaluation of Director, President, or senior executive compensation and the sole authority to approve such firm’s fees and other retention terms. The Company shall provide for appropriate funding for such counsel or experts retained by the Committee.

委员为履行其监督职责，将有权了解或调查任何委员会认为恰当的感兴趣和关心的事件。委员会有权聘请特别的法律、会计或其他顾问向委员会提建议，包括有无限独立裁量权决定聘请和终止所有协助评估董事、总裁或高级执行官薪酬的薪酬顾问公司，独立裁量权决定此类顾问公司支付的费用及其他条件。公司将为委员聘请迟磊顾问或者专家提供合适的资金。

VIII.           UNDERSTANDING AS TO THE COMMITTEE’S ROLE 对委员会工作的理解

Management of the Company is responsible for the day-to-day operation of the Company’s business. As a result, the Company’s officers and employees and other persons who may be engaged by the Committee may have more time, knowledge and detailed information about the Company than do the Committee members. The Committee will review information, opinions, reports or statements presented to the Committee by the Company’s officers or employees or other persons as to matters the Committee members reasonably believe are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. While the Committee has the responsibilities and powers set forth in this Charter, each member of the Committee, in the performance of his or her duties, will be entitled to rely in good faith upon reports presented to the Committee by these experts. Accordingly, the Committee’s role does not provide any special assurances with regard to matters that are outside the Committee’s area of expertise or that are the traditional responsibility of management.

公司的管理层负责公司的日常运作。结果公司的管理人员，雇员和其他可能被委员会雇佣的人员会比委员成员有更充裕的时间，更了解公司的企业文化和详细的信息。对于委员会成员合理地认为在某些领域更具专业性或专业能力的其他人员，或公司合理地选出的代表，委员会将审阅这些管理人员、雇员和其他人提供的信息、意见、报告、声明。委员拥有本章程中规定的责任和权利，委员的每个成员在履行职责时，将依赖这些专家向委员会所做出的报告。因此，对于委员会专业领域以外的事项或属于管理层常规义务的事项提供任何特别保证。

EXHIBIT C

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF
CHINA HGS REAL ESTATE INC.
ADOPTED AS OF JANUARY 22, 2010

中国汉广厦房地产股份有限公司
董事会提名及公司治理委员会章程
于2010年 1月22日采纳
The Nominating and corporate Governance Committee’s responsibilities and powers as delegated by the board of directors are set forth in this Charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

本章程里的提名及公司治理委员会的责任和权利为董事会所授予。委员会采取的行动，应为其独立判断，并认为该行为似乎公司和股东的最大利益服务为基础。

I.         PURPOSE AND AUTHORITY OF THE COMMITTEE 委员会的目的和权力

The Nominating and Corporate Governance Committee (the “Committee”) of China HGS Real Estate Inc. (the “Company”) is appointed by the Board of Directors (the “Board”) to (1) assist the Board in identifying individuals qualified to become members of the Board and executive officers of the Company, (2) select, or recommend that the Board select, director nominees for election as directors by the stockholders of the Company; (3) develop and recommend to the Board a set of effective governance policies and procedures applicable to the Company; (4) lead the Board in its annual review of the Board’s performance; (5) recommend to the Board director nominees for each committee, (6) make recommendations regarding committee purpose, structure and operations and (7) oversee and approve a management continuity planning process.

中国汉广厦房地产股份有限公司（以下简称“公司”）的提名及公司治理委员会是由公司的董事会（以下简称“董事会”）任命，以（1）协助董事会寻找适合的董事和高管候选人，（2）向股东大会选择或推荐合适的董事候选人；（3）向公司董事会推荐一套有效的公司治理政策和程序；（4）领导董事会进行董事会的年度业绩审查；（5）向每个委员会推荐董事，（6）对委员会目的、结构和运作提供建议，和（7）监督和批准管理层的检查经营持续性计划过程。

II.         COMPOSITION OF THE COMMITTEE 委员会的构成

The Committee shall be comprised of three or more members of the Board. The members of the Committee shall satisfy all applicable requirements then in effect of the NASDAQ Stock Market LLC (“MASDAQ”), or any stock exchange or national securities association on which the Company’s securities are listed or quoted and any other applicable regulatory requirements, including without limitation requirements relating to director independence, nomination and size of the Committee.

各委员会应由董事会的三名以上成员组成。委员会的成员应满足所有纳斯达克股票交易市场有限责任公司（以下简称“纳斯达克”）的标准，或公司股票挂牌交易的其他股票交易所、全国性的证券协会的所有法律要求，包括但不限于涉及董事独立性、委员会提名和规模的要求。

The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of the Company’s stockholders and each member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation, retirement, removal from office or death. The members of the Committee may be removed, with or without cause, by a majority vote of the Board Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter.

委员会的成员的任命，应于每年公司的年度股东大会后首次召开的董事会上，以多数票通过，任期为一年。每个成员应服务到他的继任者产生，或者其提前辞职、退休、被免职或死亡。不惯有无原因，董事会的多数票可以免除成员的职位。委员会的职位发生空缺时，应在下一次董事会或此后尽早的董事会上由董事会多数票通过补选出新的成员。

Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all meetings of the Committee and set the agendas for Committee meetings. The Chairman will chair all meetings of the calendar with a proposed agenda of corporate governance matters and nominations to be addressed at each of the Committee’s scheduled meetings during the year Committee members are expected to make suggestions for agenda items. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter.

除非主席由全体董事会选出，委员会的成员应通过全体委员会成员的多数票选出一个主席。主席负责召集委员会的所有会议并制定会议议程。主席应就公司治理及提名委员会提名方面在当年的每次委员会会议上需要讨论的问题列一个年度计划。其他成员应对会议计划提供建议。委员会主席发生空缺时，应在下一次委员会或此后尽早的委员会上由委员会多数票通过补选出新的主席。

III.         MEETINGS AND PROCEDURES OF THE COMMITTEE 委员会的会议和程序

The Committee shall meet as often as its members deem necessary to fulfill the Committee’s responsibilities. A majority of the Committee members shall constitute a quorum for the transaction of the Committee’s business. The Committee shall act upon the vote of a majority of its members at a duly called meeting at which a quorum is present. Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee. The Committee shall have the authority to establish other rules and procedures for notice and conduct of its meetings consistent with the Company’s bylaws and this Charter. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

委员会应以其成员认为履行委员会职责所必须的频率举行会议。委员会成员的多数即构成委员会决议的法定人数。委员会的决定应该在满足法定人数的出席的情况下由多数人投票通过。委员会的任何决议亦可由全体成员书面签署批准。委员会有权根据公司章程和本章程制定其他关于召集和举行会议的规定和程序。多数委员会亲自出席或动过电话等彼此能听见对方声音的通讯方式参加会议，即可构成法定人数。

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee’s authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

委员会可以成立分支委员会，只要委员会认为需要并可以把委员会拥有的权利部分地授权给分支委员会，分支委员会不应少于2人，不能授予给分支委员会根据法律、法规或上市规则必须委员会整体才能行使的权利。

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out is responsibilities. However, when necessary, the Committee may meet in executive session without such other persons present, and in all cases such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

任何不是委员会成员的非管理层董事可参加委员会的会议，但无权投票。此外，委员会可以邀请任何董事、管理层或其他有必要参加的人参加会议。然而，委员会也可召开秘密会议。当讨论和决定高管的业绩和薪酬的时候，该高管都不应在场。

Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

每次会后，委员会应在下次董事会上报告商议结果，包括会议上的所有决议和需要董事会考虑的问题。委员会应将会以纪要与公司的登记簿和档案保存在一起。

IV.         COMMITTEE AUTHORITY AND RESPONSIBILITIES 委员会的权利和职责

1.	Developing the criteria and qualifications for membership on the Board. 为董事会的成员指定原则和资质标准。

2.
Recruiting, reviewing and nominating candidates for election to the board or to fill vacancies on the Board; including retaining, determining fees and retention terms and terminating any search firm used to identify director candidates. 招募、审查和提名董事的候选人或是填补董事会空缺；包括但不限于，保留、决定任期和费用，终止让猎头公司寻找董事候选人。

3.	Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates. 审查股东提名的候选人并对这些候选人的背景和资质进行审查。

4.	Establishing subcommittees for the purpose of evaluating special or unique matters. 为评估特定事项建立分支委员会。

5.	Monitoring and making recommendations regarding committee functions, contributions and composition. 监督并对委员会功能、贡献和构成等提出建议。

6.
Evaluating, on an annual basis, the current composition, organization and governance of the Board and its Committees, determining future requirements and make recommendations to the Board for approval. 评估每年的董事会和委员会的治理、组成和组织，决定未来的要求准则并提交给董事会批准。

7.	Developing, annually reviewing and updating and recommending to the Board a set of corporate governance principles for the Company. 为董事会提供公司治理的一套原则、标准。

8.
In the event it is necessary to select a new chief executive officer of the Company, leading the process and initiating evaluation, consideration and screening of potential chief executive candidates. The full Board of Directors has the final responsibility to select the Company’s chief executive officer. 在公司需要选举一个首席执行官的时候，主导程序并开始评估、考虑和筛选现在的首席执行官人选。

9.
Reviewing and recommending to the full Board matters and agenda items relating to the Company’s Annual Meeting of Shareholders including determining agenda items, setting the time and date of the Annual Meeting and approving the slate of Directors for election. 审查并向全体董事会推荐与公司年度股东大会有关的事项和议程内容，包括决定议程内容，设定年度大会的日期、时间以及通过董事候选人。

10.
Evaluating and recommending termination of membership of individual directors in accordance with the Board of Directors’ corporate governance principles, for cause or for other appropriate reasons. 依照公司董事会管理规定，评估并建议终止个别董事的资格。

11.	Coordinating and approving Board and Committee meeting schedules. 协调并通过董事会及委员会的会议时间计划。

12.	Reviewing and assessing the Committee’s performance on an annual basis. 每年审查和评估委员会的业绩。

13.
Reviewing this Charter at least annually and making recommendations to the Board for approval and adoption of the Charter, including any additions, deletions or modifications, as may be deemed appropriate. 至少每年应审核本章程并建议董事会批准和采纳章程，包括人为合适的添加、删除或修改部分。

EXHIBIT D

CHINA HGS REAL ESTATE INC.

CODE OF CONDUCT

中国汉广厦房地产股份有限公司

行为规范

This Code of Conduct of China HGS Real Estate Inc. (“China HGS” or the “Company”) provides the standards by which the Company’s employees, officers and directors should conduct themselves. It is the Company’s goal to foster the highest possible ethical standards in its employees’, officers’ and directors’ interactions with each other, customers, suppliers, regulators and the community at large. The Company has provided this code as a guide expects that each employee, officer and director of China HGS will use its principles of ethical conduct as foundation for behavior.

本行为规范是中国汉广厦房地产股份有限公司（以下简称“汉广厦房地产”或“公司”）为公司的员工、管理人员及董事提供的自我约束的标准。公司以培养员工、管理人员及董事具有最高道德标准为目的，使之相互、与客户、供应商、管理机构及社区之间实现最大限度的互动。公司以本行为规范为指引，希望中国汉广厦房地产股份有限公司的每位员工、管理人员及董事能以此道德标准作为行动的准则。

Company Assets 公司资产

Electronic Communication Resources 电子通信资源

By using any China HGS electronic equipment or systems or by accessing the Internet or any company intranet using a China HGS sign-on ID or any computer equipment or systems an employee, officer or director of China HGS acknowledges that he or she represents China HGS and agrees to comply with China HGS’ policies governing their use. China HGS provides electronic equipment and systems, including Internet and intranet services, for business-related activities. Consequently, China HGS employees, officers and directors generally should use such equipment and systems to further the business interests of China HGS and only in a manner that maintains the reputation and image of China HGS. Limited personal use of these resources is authorized so long as such use is:

使用汉广厦房地产的电子设备或系统、或通过汉广厦房地产的登录账户，使用任何汉广厦房地产的电脑设备或系统链接互联网或其他公司的企业网，每位员工、管理人员及董事必须意识到他/她代表了汉广厦房地产，并同意在使用时遵守汉广厦房地产的规定。汉广厦房地产为工作相关的活动提供电子设备和系统，包括互联网和企业网服务。因此，汉广厦房地产的员工、管理人员及董事使用这类设备和系统，通常应现定于提高汉广厦房地产利益的目的，并维护汉广厦房地产的声誉和形象。有限的人员在被授权使用此类资源时，必须为：

• Occasional; 偶然的；

• Of reasonable duration; 在合理的持续时间内；

• Does not adversely affect performance; 不应反而影响业绩；

• Does not violate any applicable laws or compromise intellectual property rights; and 不违

反任何使用法律或知识产权；并

• Is not otherwise prohibited by company policy. 未被公司的其他规定所禁止。

The following are examples of activities are prohibited and may result in disciplinary action, up to and including termination. They include, but are not limited to:

以下为一些被禁止的例子，这类行为被视为违反纪律，最重可处以终止劳动关系的处罚。这类行为包括但不限于：

• Breaking into or attempting to break into any computer system, inside or outside of China HGS ; 闯入或企图闯入任何汉广厦房地产内部或外部的电脑系统；

• Accessing the fillies or communications of others without appropriate authorization; 未获得相应授权即进入他人的文件或邮件；

• Sending or posting sensitive materials without an appropriate level of encryption or other security measures; 未采取相应的加密或其他保密手段发送或黏贴敏感材料；

• Sending chain letters; 发送连锁信；

• Sending copies of documents, software or graphics that violate copyright laws; 侵犯版权地发送文件、软件或图标的复印件；

• General advertising or listings for personal benefit; 为私人利益登广告或名单；

• Communications that are addressed to another user in any manner that could reasonably cause him or her distress, embarrassment, or unwarranted attention, as this may constitute harassment; 发信给某人，使收信人在合理的思维模式下烦恼、难堪、莫名其妙地受到瞩目，此类行为可构成骚扰；

• Personal attacks, including, without limitation, attacks based on race, color, religion, sex, gender, sexual orientation, national origin, ancestry, age, disability, veteran status or any other factors prohibited by law; 人身攻击，包括但不限于：以种族、肤色、宗教、性别、性取向、民族起源、祖先、年龄、残疾、退役军人状态或其他任何法律禁止的因素；

• Browsing, retrieval, display or distribution of vulgar, offensive or inflammatory language, material or images, including, without limitation, sexually explicit material, language or picture; 浏览、提取、显示或分发粗俗的、侮辱性或煽动性语言、材料或图片，包括但不限于：性暴露材料、语言或图片；

• Placing or posting work-related information on any personal web pages or in any Internet communication; 把与工作相关的信息粘帖于任何私人网页或邮件上；

• Downloading, saving, or transmitting China HGS data to any non-company-owned device or media; 下载、保存或传送汉广厦房地产的数据到任何非公司所有的设备或媒体上；

• Engaging in any illegal activity; or 参与任何非法活动；或

• Sending messages that adversely affect the reputation of China HGS or its customer, vendors or competitors. 发送影响汉广厦房地产、或其客户、供货商或竞争对手名声的信息。

Protection of Company Assets 保护公司财产

China HGS assets, such as information, materials, supplies, time, intellectual property, software, hardware and facilities, among other property, are valuable resources owned, licensed, or otherwise belonging to the Company. Safeguarding company assets is the responsibility of all employees, officers and directors. All company assets should be used for legitimate business purposes only and the personal use of company assets without permission is prohibited.

汉广厦房地产的财产，如信息、材料、供应品、时间、知识产权、软件、硬件和设施及其他资产，是公司拥有的或有执照有价值的资源。保护公司财产的安全是所有员工、管理人员及董事的责任。所有的公司财产应仅使用于正当的业务目的，禁止未获许可即将公司资产用于私人目的。

Employee Innovations 员工的发明

China HGS owns any and all the intellectual property created by employees and officers of the Company during their term of employment and relating in any way to the employee’s or officer’s work or the businesses of China HGS. Employees and officers are expected to execute all documents necessary to assist China HGS in securing rights to any and all intellectual property.

汉广厦房地产拥有一切公司员工和管理人员在雇用期间发明的、并与该员工或管理人员的工作或汉广厦房地产的业务有任何关系的知识产权。希望员工和管理人员签订所有必要的文件，以协助汉广厦房地产保护所有知识产权。

Embezzlement, Theft and Misapplication of Funds 挪用、偷窃、误用资金

China HGS holds each employee, officer and director responsible for maintaining accurate records. Anyone who embezzles steals, or willfully misappropriates any funds, credits or real property of China HGS will be subject to disciplinary action by the Company and legal action.

汉广厦房地产提醒每位员工、管理人员及董事有责任保持准确的记录。任何人挪用、偷窃、或故意用汉广厦房地产的任何资金、借款或不动产，将被视为违反公司规定和违法的行为。

Corporate Behavior 公司行为

The basic principles of China HGS’ corporate conduct can be simply stated:

汉广厦房地产的公司行为的基本原则可简述为：

• China HGS does not cause or tolerate any violation of law or regulation in the conduct of its business or related activities. 汉广厦房地产在其业务或相关活动中不从事、不容忍任何违反法律规范的行为。

•China HGS provides pertinent information to authorized auditors or regulatory agencies, and discloses, on a timely basis, information required for judging the soundness of its condition and its merits as an investment. 汉广厦房地产为授权的审计师或管理机构提供真实信息，并及时发布消息，以便投资者对条件和利益作出恰当的判断。

• China HGS maintains and upholds standards and procedures that are designed to safeguard the legitimate confidentiality of information pertaining to employees and customers. 汉广厦房地产维持必要的标准和程序，以保护员工和客户信息的正当的机密性。

• China HGS endeavors to deal fairly and in good faith with its customers, suppliers, competitors, employees and regulators. 汉广厦房地产致力于公平和真诚对待其客户、供货商、竞争对手、员工和管理机构。

Employee, Officer and Director Behavior 员工、管理人员及董事的行为

Confidential Information 保密信息

Employees, officers and directors of China HGS must maintain the confidentiality of information to which they are entrusted by the Company, its business partners, suppliers, customers or others related to the Company’s business. This obligation survives the termination of an employee’s, officer’s or director’s relationship with the Company. Such information must be disclosed to others, except when disclosure is authorized by China HGS or legally mandated.

汉广厦房地产的员工、管理人员及董事必须对从公司、其业务伙伴、供货商、客户或其他公司业务的相关者处获得的信息保密。本项义务持续到员工、管理人员或董事与公司终止关系为止。此类信息除非获得汉广厦房地产的授权或依法必须提供，否则不得向他人泄露。

Examples of confidential information include, but are not limited to:

保密信息包括，但不限于以下例子：

• Current or prospective customer’s or employees’ business relationships; 现在或潜在的客户或员工的业务关系；

• Company policies, objectives, goals, or strategies; 公司的方针、目标或策略；

• Lists of clients, customers or vendors; 客户、供货商的清单；

• Employee records; 员工档案；

• Training materials, bulletins, and similar documents; 培训材料、公告及类似文件；

• Contracts to which the Company is a part; and 公司作为参与者的合同，及

• Any other non-public information that might be of use to competitors or harmful to the Company, its business partners, suppliers or customers, if disclosed. 其他一旦泄露可能被竞争对手利用，或对公司、其业务伙伴、供货商或客户有害的任何非公开信息。

Any work assignment completed for China HGS at any location is also confidential information and is the property of China HGS unless other contractual arrangement has been made.

除非有其它合约规定，否则任何汉广厦房地产的工作分派在何处完成亦为保密信息，并作为汉广厦房地产的资产。

Employee Privacy 员工的隐私

The Company restricts access to employee records. This includes personnel records, payroll records, benefit plans and medical records. Access to these records is limited to those who have a legal or business need to know. Care should be taken by all persons who have access to the personnel, payroll or medical information of other employees to keep that information confidential.

公司限制进入员工的记录，包括个人档案、工资记录、福利计划和医疗记录。进入此类记录仅限于出于法律或业务需要必须了解的人。必须注意所有曾经接触过其他员工个人、工资或医疗信息的人必须保守秘密。

Conflict of Interest 利益冲突

As an employee, officer or director of China HGS, you have a duty of loyalty to the Company and must, therefore, avoid any actual or apparent conflict of interest with the Company. Employees, officers and directors must not use their position for private gain, to advance personal interests, or to obtain favors or benefits for themselves, members of their families, or any other individuals, corporations or business entities. A conflict situation can arise when an employee, officer or director takes an action or has an interest that may make it difficult for him or her to perform his or her work objectively and effectively.

作为汉广厦房地产的员工、管理人员或董事，应忠于公司，并避免与公司发生任何实际或明显的利益冲突。员工、管理人员或董事不得把他们的职位用于取得私人利润，扩大私人利益，或为他们个人、家庭成员或其他个人、单位或业务实体获取便利。如员工、管理人员或董事的行动或有利益关系使其很难客观、有效地继续她/他的工作时，便构成冲突状态。

Conflicts of interest also arise when an employee, officer or director or a member of his or her family receives improper personal benefits as a result of such employee’s officer’s or director’s position with the Company. If such a situation arises, an employee or officer should immediately report the circumstances to their supervisor. Executive officers and directors should report any such circumstances to the Board of Directors of the Company.

如员工、管理人员或董事，或她/他的家人因他/她在公司的职位而获得不恰当的私人利益，亦构成利益冲突。如发生此类情况，员工、管理人员应立即向其上级报告；高层管理人员和董事应向公司董事会报告。

In addition, all related-party transactions need to be reviewed and approved by the Audit Committee of the board of directors in accordance with its charter.

另外，根据董事会审计委员会章程，所有与关联企业的业务，都必须由审计委员审查和通过。

Corporate Opportunities 公司机会

Employees, officers and directors of China HGS may not:

汉广厦房地产的员工、管理人员和董事不得：

• Take for himself or herself personally opportunities that are discovered through the use of company property, information or position; 利用通过使用公司的财产、信息或职位发现的他/她私人的机会；

• Use company property, information or position for personal gain; or 利用公司财产、信息或职位取得私人利润；或

• Compete with the Company. 与公司竞争。

Employees, officers and directors owe a duty to China HGS to advance its legitimate interests when the opportunity to do so arises.

员工、管理人员和董事在有机会的情况下，对汉广厦房地产责任增加其合法利益。

Regulatory Compliance 管理合规

Being factual and truthful is important in all communications with others. If an employee, officer or director interacts with any government agency or auditor, he or she should deal strictly with factual information. US Federal law provides for severe penalties for anyone who endeavors to influence, obstruct, or impede federal auditors or investigators in the performance of their official duties with the intent to deceive or defraud.

真诚对与人沟通而言非常重要。员工、管理人员或董事在与任何政府部门或审计师交流时，必须提供真实信息。对于任何企图对联邦审计师或审查人员的公务施加影响、阻碍、欺骗或欺诈者，美国联邦法律制定了严厉的惩罚。

Fraud 欺诈

Employees, officers and directors of China HGS must not engage in fraudulent conduct. Fraud includes deliberately practiced deception, whether by words, conduct, false or misleading allegations, or by concealment, to secure unfair or unlawful gain. Fraud covers both express and implied representations of fact, and may be written or oral.

汉广厦房地产的员工、管理人员和董事不得参与欺诈行为。欺诈包括为确保不公平或非法收入而故意设骗局，无论是文字、行为、还是错误或误导的辩解，亦或是故意隐瞒。欺诈页包括了直接表露与暗示，并包括了书面与口头形式。

Security Practices 安全实务

To help ensure a safe and secure environment, the Company reserves the right to take certain actions to protect employees, customers, suppliers and the Company, including property and premises. These actions, in accordance with applicable law, include routinely recording, monitoring, conducting surveillance, inspecting and/or reviewing Internet, e-mail and intranet usage. These actions are recognized as essential elements of good security practices for customers and employees. Authorized company personnel, including Security, Human Resources, Compliance, Legal and Internal Audit, may use these practices to uncover any activity that may jeopardize the security or integrity of the Company’s information or information systems, and any activity that is illegal, impermissible or inappropriate. These polices apply whether employees are accessing tools available while in the workplace, or when working from home or other remote locations.

为保证安全的环境，公司保留采取某些措施以保证员工、客户、供货商及公司（包括财产和区域）安全的权利。这些措施，依据相应法规，包括常规的记录、检测、检查和/或审阅对互联网、电子邮件及企业网的使用。我们认为这些措施对于确保员工和客户安全是行之有效的。公司授权的个人，包括保安、人力资源部、合规部门、法务及内部审计可以实施这些措施，以发现任何安全隐患，以及对公司信息、信息系统的入侵，及任何非法、不容许的、不恰当的活动。这些方针不仅使用于员工从工作场所使用上述工具，也包括在家工作或其他远程工作。

Screening and Background Checks 检查和背景调查

In addition to pre-employment background checks that include past employment, criminal, drug, credit, and driving records, the Company reserves the right to use its discretion to periodically run background and screening checks during the course of employment. These actions are considered reasonable efforts necessary to ensure the safety and security of employees and customers, by ensuring that China HGS does not permit employment of individuals who have engaged in illegal activities or other conduct inconsistent with an effective compliance and ethics program.

除了雇用前的背景调查，包括过去的雇佣、犯罪、吸毒、信用及驾驶记录，公司保留在雇佣期内定期进行背景调查的权利。汉广厦房地产不允许被雇佣者参与过非法活动或有其它违背道德规范前科的人。此举对保证员工和客户的安全是合理和有效的。

Drug Free Workplace and Alcohol Use 无毒品工作场所和使用酒精类饮料

China HGS strives to provide a safe productive environment for its employees. This includes a workplace free of the problems associated with the use of illegal drugs and unauthorized alcohol. Substance abuse subjects the Company to unacceptable risks for workplace accidents, errors or other failures that would undermine the Company’s ability to operative effectively and efficiently. Therefore, to maintain a drug-free workplace, the presence or use of illegal drugs or use of unauthorized alcohol on company premises is not tolerated.

汉广厦房地产致力于为员工提供安全高效的环境。其中包括提供一个无非法毒品、无未经授权的酒精类饮料的环境。因为这些物品会给公司带来无法承受的风险，在工作场所引起事故、或其他事物，足以降低公司的运作的有效性和效率。因此，为保持无毒品和酒精类饮料的工作环境，我们不允许在公司区域内携带或使用非法毒品，或使用未经授权的酒精类饮料。

Employment of Relatives or Persons Having Close Personal Relationships 雇用亲属或有亲近私人关系的个人

China HGS restricts the employment of relatives or other persons with whom a current employee, officer or director has a close personal relationship. To minimize security risks and avoid conflicts, family members or others with close personal relationships should not work in the same China HGS business unit or physical location, or in positions where one may supervise another, have influence over performance and/or compensation of another, that involve a chain of custody or approval authority with respect to another and/or that involve a workplace relationship that would create a conflict of interest or the appearance of a conflict of interest with another Managers should not have personal relationships with subordinates or anyone in their reporting chain. In addition, generally the Company will not employ the relatives of Human Resources staff, senior officers, or members of the corporate board of directors, in any capacity. Management has the discretion to determine whether a personal relationship may interfere with the performance of a current employee, the operation of China HGS, and/or would result in a conflict of interest.

汉广厦房地产严格限制雇用现任员工、管理人员或董事的亲属或与其右亲近关系的个人。为减低安全风险并避免利益冲突，家庭成员或有其它亲近关系得个人不得在汉广厦房地产的同一部门或同一场所工作；且其中一方不得作为另一方的直接领导；一方不得对另一方的业绩及/或报酬有影响力，包括在加工流程管理或审批授权的程序中，这些都会构成在工作场所的利益冲突。经历们不得在其下属或其各级报告的对象中有四人关系。此外，通常公司不雇用人力资源部员工、高级主管及公司董事会成员的亲属。管理层对决定四人关系是否会影响到现任员工的业绩、汉广厦房地产的运营、以及/或是否构成利益冲突有裁量权。

Gifts And Gratuities 礼品和赠物

Generally, employees, officers and directors should not accept things of value from third parties in connection with company business. Employees, officers and directors may accept from a third party meals, refreshments, travel arrangements or accommodations or entertainment, all of reasonable value, in the course of a meeting or similar function the purpose of which is to hold bona fide business discussions or to foster better business relations. Employees, officers and directors of the Company may also accept from a third party advertising or promotional material or nominal value, such as office supplies, discounts or rebates on merchandise or services that do not exceed those available to other customers of the third party, and gifts of modest value that are related to commonly recognized events or occasions. Gifts of cash in any amount are expressly prohibited. Employees, officers and directors may not, on behalf of China HGS, directly or indirectly give, offer, or promise anything of value to any individual, business entity, organization or any other person for the purpose of influencing the actions of the recipient. This standard of conduct is not intended to prohibit normal business practices such as providing meals, entertainment, tickets for cultural or sporting events, promotional gifts, discounts, price concessions, gifts given as tokens of friendship or special occasions so long as they are of nominal and reasonable value under the circumstances and promote China HGS’ legitimate business interests.

通常，员工、管理人员和董事不得从与公司业务有关的第三方接受任何贵重物品。员工、管理人员和董事可以再参加有真实业务目的的，或以增加业务关系为目的的会议、研讨会的行程中从第三方接受价格合理的餐饮、点心、旅行、住宿和娱乐安排。公司员工、管理人员和董事亦可从第三方接受广告品、促销品、账面价格，如办公用品、商品或服务的折扣或回扣，金额不得超过该第三方对其他客户提供的金额，或普遍认为价格合适的礼品。严谨任何金额的现金作为礼品。员工、管理人员和董事不得以汉广厦房地产的名义直接或间接地响任何个人、单位、组织等提供或许诺任何贵重物品，以企图对接受者的行为施加影响。本行为标准不禁止普通的业务往来，例如提供餐饮、娱乐、文化或体育活动的门票、促销品、折扣、礼品作为有意或在特定情况下，只要它们在当时条件下位账面价格或合理的价格并能提高汉广厦房地产的合法业务利益。

Harassment and Discrimination 骚扰和歧视

China HGS is committed to maintaining a workplace free of unlawful harassment and discrimination. The company considers such behavior unacceptable and will not tolerate any violation of this policy.

汉广厦房地产承诺保持工作场所没有非法的骚扰和歧视。公司认为此类行为不可接受，且不能容忍对本方针有任何违反。

Inside Information 内部信息

It is the Company’s goal and policy to protect shareholder investments through strict enforcement of the prohibition against insider trading set forth in federal securities laws and regulations. No director, officer or employee may buy or sell, or tip others to buy or sell, company securities or the publicly-traded securities of a competitor, customer or supplier when in possession of a competitor, such customer or such supplier, as the case may be. Insider trading is both unethical and illegal and will be dealt with firmly as the case may be. Insider trading is both unethical and illegal and will be dealt with firmly.

公司的目标和方针是通过严格执行联邦证券法和法规中的对内幕交易的禁止，以保护股东的投资。董事、管理人员或员工不得买卖、或授意他人买卖公司的证券或拥有关于公司、竞争对手、客户或供货商“重大非公开信息”期间买卖该公司公开上市的竞争对手、客户或供货商的证券。内幕交易是不道德、非法的、必须严惩。

 “Material non-public information” includes, but is not limited to, information about China HGS or its business that is not available to the public at large which would be important to an investor in making a decision to buy, sell or retain a stock Common examples of this type of information includes, but is not limited to: projections of future earnings or losses, news of a pending or proposed merger or acquisition, news of a significant sale of assets or the disposition of a subsidiary, news regarding an significant current or prospective customer, the declaration of a stock split or the offering of additional stock, significant changes in management, significant new products and impending financial liquidity problems. It should be noted that either positive or negative information might be material.

“重大非公开信息”包括但不限于：关于汉广厦房地产或其业务、大钟不可能获得的、但对投资者决定买卖或持有证券非常重要的信息。此类信息的通常例子有但不限于：未来损益的预测；未来或提议的并购消息；出售大宗资产或转让下属子公司的消息；关于现存或潜在的客户的消息；分拆股份的声明或增发新股的消息；管理层的大幅变动；大规模的新产品；紧迫的流动性问题等。值得一提的是，正面和负面的信息都可作为重大信息。

This statement is just an overview of our policy on Inside Information. Officers, directors and employees should refer to the “China HGS Real Estate Inc. Statement of Policy on Insider Trading” for the complete policy surrounding this issue.

这里的陈述仅仅是我们内部信息方针的概要。管理人员、董事和员工应参考《中国汉广厦房地产股份有限公司关于内幕交易的方针》，以了解更多内容

Internal Controls 内部控制

Periodic assessments of China HGS’ internal controls will be made by management, the internal auditors, external auditors and other internal review functions and/or regulatory agencies. All China HGS employees are expected to provide timely and accurate information during any such assessments of the control environment.

管理层、内部审计师、外部审计师及其他内部审查及/或管理机构将定期对汉广厦房地产的内部控制进行评估。希望汉广厦房地产的所有员工在对公职环境的评估期间提供及时、准确的信息。

Outside Activities 外部活动

Activities outside of the employment activities of an employee or officer should not compete or conflict with the activities of China HGS. These activities should not involve any use of company equipment, supplies or facilities, imply China HGS’ sponsorship or support or adversely affect the Company’s reputation. Employees and officers are encouraged to participate in worthwhile civic, educational and charitable organizations and activities; however, every effort should be made to perform those activities during non-work hours. When schedule conflicts occur, advance arrangements must be made and approval obtained from one’s immediate supervisor. As private citizens, employees, officers and directors of China HGS are free to petition or otherwise contact the government on any issue. However, unless authorized, employees, officers and directors may not purport to represent the Company when contacting any branch of government at any level.

员工或董事在工作以外的活动，不得与汉广厦房地产的活动形成竞争或利益冲突。这些互动包括不得使用公司的设备、供应品或设施，不得显示汉广厦房地产支持赞助，并不得影响公司声誉。我们鼓励员工和董事积极参加有意义的市民、教育和慈善组织和活动，但这些活动不的占用工作时间。如发生时间冲突，必须事先做好安排并得到直接领导的批准。以个别公民身份，汉广厦房地产的员工、管理人员和董事可以就任何事项自由地与政府有关部门联系或提出申请。但除非获得授权，员工、管理人员和董事在与任何级别的政府部门联系时不得假称代表公司。

Non Work-Related Activities in the Workplace 在工作场所内进行与工作无关的活动

Staying focused on providing the best service to our customers is our top priority. The following guidelines help preserve the nature of our workforce:

致力于为客户提供最佳服务是我们的第一要务。以下指引有助于提高劳动效率。

•           Distribution of literature by employees is not allowed on company premises during work time or in the work area. 员工不得在公司的工作时间或工作区域内散发宣传材料。

•           Solicitation the practice of petitioning or pleading for a cause by employees is not allowed during business hours. 员工不得在工作时间内进行募捐。

•           Solicitation and distribution by third parties is not allowed on company premises at any time. 第三方不得在任何时间在公司区域内进行募捐或散发宣传材料。

•           Literature, notices or other material of any kind may not be posted on bulletin boards, other than materials submitted to and approved by the China HGS Human Resource Department. 除了汉广厦房地产的人力资源部收到并准许的宣传材料、通知或其他类似材料外，通知或其他类似材料外，其他材料不得贴与公告板上。

•           These guidelines do not apply to company sponsored charitable events and efforts. 公司赞助的募捐活动不适用上述指引。

Relationship With The Media 与媒体的关系

Employees should refer all questions or requests for information from reporters or other media representatives to China HGS’ President to ensure consistency and accuracy of information.

员工应将所有来自记者或其他媒体代表的提问、索要的信息转给汉广厦房地产的首席执行官，以保证信息的一致性和准确性。

Use of Corporate Name and Letterhead 公司名称和抬头信纸的使用

China HGS’ or any of its affiliates’ names, logos, trademarks, copyrights or corporate letterheads may not be used for any purpose other than in the normal course of official company business, unless Solicitation approved by the President of China HGS employee, officer or director may use the Company name in the Internet address (URL) of a personal web page.

汉广厦房地产或其附属机构的名称、徽标、商标、版权或有公司抬头的信纸，除首席执行官明确表示同意之外，仅可用于公司业务目的的正常途径。汉广厦房地产的员工、管理人员或董事可以将公司名称用于私人网页的互联网地址上。

Workplace Violence / Statement of Respect 关于工作场所的暴力/尊重的陈述

China HGS’ strives to provide a safe work environment that is conducive to quality customer service, good morale and a high level of productivity. Employees, officers and directors are expected to treat fellow employees, officers, directors, customers and vendors with courtesy and to resolve any difference in a professional, non-abusive and non-threatening manner. Employee, officers and directors are responsible for their behavior and for understanding how others may perceive their conduct in the workplace. Disruptive, unruly or abusive behavior by employees, officers and directors in the workplace or at company sponsored events will not be tolerated. Inappropriate conduct includes verbal or physical threats, fights, obscene or intimidating language and behavior, as well as any other abusive conduct. The possession of firearms or other weapons on or in all premises or property owned, operated managed or controlled by China HGS is prohibited. Employees are to report any threats or incidence of violence to their managers or to Human Resources. Employees are to report any directors who witness or are involved in a situation where danger is imminent should call the appropriate authorities and then contact internal resources as appropriate.

汉广厦房地产致力于提供安全的工作环境，以促进提高客户服务质量，员工的工作情绪和高水平的生产效率。我们希望员工、管理人员和董事礼貌对待共事的员工、管理人员、董事客户和供货商，并专业地、无可挑剔地解决所有问题。员工、管理人员和董事需为其行为负责，并意识到他人会如何看待他们在工作场所的行为。员工、管理人员和董事在工作场所或在公司赞助的活动中的破坏性、不守规矩的、谩骂的行为是不可容忍的。不恰当的行为包括口头或肢体威胁、打斗、猥亵、恐吓性的语言和据顶，及其他任何谩骂行为。在汉广厦房地产区域内火财产范围、经营和管理范围内禁止拥有枪支或其他武器。如发生任何威胁或暴力，员工应向其经理或人力资源部报告。作证的或面临危险的员工、管理人员和董事应致电给相应的管理机关，然后与公司内部的相应的部门取得联系。

Compliance with Laws, Rules and Regulations 合法、合规

The company’s employees, officers and directors are subject to numerous laws, rules and regulations, only some of which are specifically address in this code. China HGS employees, officers and directors are encouraged to become reasonably informed and to comply with the laws, rules and regulations applicable to you, whether or not they are addressed in this code.

公司的员工、管理人员和董事应遵守众多法律法规。本规范仅列举了其中的一部分。我们鼓励汉广厦房地产的员工、管理人员和董事合理地了解并尊师适用于你们的法律法规，包括本规范中提到和未提到的。

Disclosure in Documents Filed with the Securities and Exchange Commission and Other Public Communications of the Company 公司报送证券交易委员会的信息披露，其他与公众的通信

As officers and directors of a publicly traded company, China HGS officers and directors are responsible for establishing, maintaining and periodically evaluating disclosure controls and procedures designed to reasonably ensure full, fair, accurate, timely and understandable disclosure in reports and documents filed with or submitted to the Securities and Exchange Commission or otherwise disclosed to the public. Officers and directors of the Company must promptly bring to the attention of the Audit Committee and the Company’s Counsel, Mark E. Crone of The Crone Law Group, any information they may have concerning significant deficiencies in, or violations of, such disclosure controls and procedures.

作为公开上市公司的管理人员和董事，汉广厦房地产的管理人员和董事有责任建立、维持和定期评估对信息披露的控制和程序，以合理地确保报送证券交易委员会或通过其他途径向公众披露的报告和文件中的信息充分、公平、准确、及时、易懂。公司的管理人员和董事如发现信息披露控制和程序有任何明显缺陷，必须立即通知审计委员会和公司法律顾问，科龙律师集团的马克·科龙。

Discipline 罚则

Discipline will be promptly and consistently applied to serve as notice that there are serious consequences for intentional wrongdoing and to demonstrate that China HGS is committed to integrity as an integral part of our culture. China HGS believes that application of discipline for a violation of our ethics standards should be prompt and must be appropriate. Therefore, the Company will weigh all mitigating and aggravating circumstances, including whether the violation was intentional or inadvertent, the extent of the likely damage to the Company and its shareholders resulting from the violation and whether the offending person has committed previous violations of this code or other company policy concerning ethical behavior.

迅速一贯地运用罚则，可以警告人们，可以违反会有严重的后果，同时表明汉广厦房地产把诚实列为公司文化的重要组成部分。汉广厦房地产认为对违反道德标准而受到的处罚应是迅速的、恰当的。因此，公司会衡量所有的减轻或加重处罚的条件，包括是故意违反还是无意中违反，预计对公司造成的损失程度，对股东造成的影响，以及违反者是否有过违反本准则或其他公司关于道德行为方针的前科。

Application and Waiver 适用和免除

Executive officers may waive this code for non-officer employees of the Company. Any waiver of this code for officers or directors of the Company may be made only by the board of directors or a committee of the board of directors of China HGS to which such authority has been delegated. Any waiver of this code for officers of the Company must promptly report to the Audit Committee and the Company’s Counsel any waiver of this code for any other officer, whether explicitly or implicitly granted by the Company, and any violation of this code by any officer.

高层管理人员可以批准对公司非管理人员遵守本规范的豁免。对公司管理人员或董事的所有豁免仅限于董事会或汉广厦房地产董事会下被授予此权力的委员会。对公司管理人员或董事的所有豁免将立即向公司股东披露。如任何其他管理人员被明确还是被暗中豁免遵守本规范，以及如有管理人员违反本规范，公司管理人员必须立即向审计委员会和公司法律顾问报告。

Communication with Audit Committee 与审计委员会的沟通

The company encourages its officers to engage in an active and open dialogue with Audit Committee and to discuss with the Audit Committee any concerns or suggestions that officers may have regarding the Company’s disclosure controls and reporting procedures.

公司鼓励其管理人员积极参与与审计委员会开诚布公的对话，并就公司的信息披露控制和报告程序，与审计委员会讨论任何自己关心的问题或建议。

Adopted ___________, 2010

2010年___月 ___日采纳

ACKNOWLEDGEMENT OF RECEIPT OF CHINA HGS REAL ESTATE INC.

CODE OF CONDUCT

收到中国汉广厦房地产股份有限公司行为规范的确认

I have received and read the China HGS Code of Conduct. I understand the standards and policies contained in this China HGS Code of Conduct and understand that there may be additional policies or laws specified to my job. I agree to comply with the China HGS Code of Conduct and any such additional specific policies or laws.

我收到并阅读了中国汉广厦房地产股份有限公司的行为规范、我理解汉广厦房地产的行为规范中的标准和方针，并理解可能会有其它方针或法特别针对我的工作。我同意遵守汉广厦房地产的行为规范及前述其它特别方针或法律。

If I have questions concerning the meaning or application of the China HGS Code of Conduct, any policies of China HGS, or the legal and regulatory requirements applicable to China HGS or my position within the Company, I will consult my supervisor and /or an appropriate representative of the Company, knowing that my questions or reports to these sources will be maintained in confidence. I understand and acknowledge that I may report violations of the Code of Conduct to the President and the Company’s Counsel.

如果我对汉广厦房地产的行为规范、汉广厦房地产的任何方针、或对汉广厦房地产或我在公司的职位适用的法律法规的含义或运用有问题，我会向我的上级和/或适合的公司代表咨询，并了解我对前述人员的问题或报告将被保密。我理解并同意，我可以向首席执行官和公司的法律顾问报告违反行为规范的情况。

Signature

签名

Printed Name of Director, Officer or Employee

董事、管理人员或员工的印刷名

Date

日期

COMPANY #

Address Change? Mark Box to the right and Indicate Changes below:☐	TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD

ADDRESS BLOCK

ANNUAL MEETING OF SHAREHOLDERS OF
CHINA HGS REAL ESTATE INC.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at:
www.2voteproxy.com/hgsh

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1;
“FOR” PROPOSALS 2, 3 AND 4; AND “THREE YEARS” FOR PROPOSAL 5.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:	01 – Xiaojun Zhu	☐ FOR	☐ AGAINST	☐ ABSTAIN
	02 – Shengui Luo	☐ FOR	☐ AGAINST	☐ ABSTAIN
	03 – Gordon H. Silver	☐ FOR	☐ AGAINST	☐ ABSTAIN
	04 – H. David Sherman	☐ FOR	☐ AGAINST	☐ ABSTAIN
	05 – Yuankai Wen	☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Ratification of appointment of Friedman LLP as Independent Registered Public Accountants for the fiscal year ending September 30, 2011		☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Approval of the annual option grants to the Independent Directors		☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To adopt a non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”)		☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Advisory vote on the frequency of the Say on Pay Vote	☐ 1 year	☐ 2 years	☐ 3 years	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

  Date ___________________________

Signature(s) in Box

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

CHINA HGS REAL ESTATE INC.

2011 Annual Meeting of Shareholders
March 14, 2011
10:00 a.m. China Time
6 Xinghan Road, 19th Floor
Hanzhong City, Shaanxi Province, PRC 723000

CHINA HGS REAL ESTATE INC.                                                                                                                                           Proxy

This proxy is solicited by the Board of Directors for use in connection with the Annual Meeting on March 14, 2011.

The shares of common stock you hold in your account as of record on January 10, 2011 will be voted as you specify on the reverse side.

If no choice is specified, the Proxy will be voted “FOR” all the Nominees listed in Proposal 1; “FOR” Proposals 2, 3 and 4; and "THREE YEARS" for Proposal 5.

By signing the Proxy, you revoke all prior proxies and appoint Xiaojun Zhu (the “Named Proxy”) with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.

See reverse side for voting instructions.

There are two ways to vote your Proxy.

Your telephone or Internet vote authorizes the Named Proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET -- www.2voteproxy.com/hgsh -- QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EST) on March 13, 2011.
•	Please have this Notice available. Follow the instructions to vote your proxy.

VOTE BY PHONE – 1 800 830 3542 -- QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EST) on March 13, 2011.
•	Please have this Notice available. Follow the instructions to vote your proxy.